UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-21625

Intrepid Capital Management Funds Trust
(Exact name of registrant as specified in charter)

1400 Marsh Landing Parkway, Suite 106
Jacksonville Beach FL 32250
(Address of principal executive offices) (Zip code)

Mark F. Travis
1400 Marsh Landing Parkway, Suite 106
Jacksonville Beach FL 32250
(Name and address of agent for service)

1-904-246-3433
Registrant's telephone number, including area code

Date of fiscal year end: 09/30/2011

Date of reporting period:  09/30/2011

Item 1. Reports to Stockholders.

Intrepid Capital Fund
Intrepid Small Cap Fund
Intrepid Income Fund
Intrepid All Cap Fund

Annual Report
September 30, 2011

Intrepid Capital Fund

Mark F. Travis
President/CEO

September 30, 2011

Dear Fellow Shareholders,

The Intrepid Capital Fund (the “Fund”) completed its fiscal year ended September 30, 2011 with a total return of 0.74% for the Investor Class.  Please don’t squint too hard at the page, as the decimal point is correctly placed to the left of the seven and not to the right.

My first thought is that there sure has been a lot of movement with very little forward progress.  If I had to routinely go through as many “mental gymnastics” as I have in the last year for that small of a reward, I would seek other employment.  Fortunately, a longer term perspective gives a better result, as the trailing three-year Fund performance is an annualized increase of 7.81% as of September 30, 2011.  Trailing five-year annualized returns are 6.34% and since inception returns are 5.50%.  The trailing 1-, 3-, 5-year and since inception (1/03/05) returns of the S&P 500 Index are 1.14%, 1.23%, -1.18% and 1.17%, respectively.  Over the same one-, three-, five-year and since inception periods, the Bank of America Merrill Lynch U.S. High Yield Master II Index returned, on an annualized basis, 1.32%, 13.68%, 6.94%, and 6.60%, respectively.  The Fund’s gross expense ratio, as of its most recent prospectus, is 1.54%.

Performance data quoted represents past performance and does not guarantee future results.  Investment returns and principal value will fluctuate, and when sold, may be worth more or less than their original cost.  Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 866-996-FUND.  The Fund imposes a 2% redemption fee on shares held less than 30 days.  Performance data does not reflect the redemption fee.  If it had, returns would be reduced.

In fairness, the Fund is not an all-equity fund, but holds a balance of stocks, bonds and cash.  Nonetheless, the S&P returns cited show some of the longer term peril of an investment in the index.  To me, investing in a capitalization-weighted index is forcing your capital proportionately into the most popular, and frequently overpriced, shares available at that time.

Throughout the history of Intrepid Capital we have sought high-quality, lightly levered businesses that produce items people need and use regularly, at a discount to what a knowledgeable buyer would pay in cash.  In addition, we like management to have a meaningful equity stake in the business (>10%), which we believe aligns their interests and ours as common shareholders.  These criteria frequently require us to follow “the road not taken,” to quote an old Robert Frost poem, by looking outside the list of securities that some of our peer group may prefer because of the particular securities’ weightings in the index.

The Fund has a broad mandate and is not constrained by certain market capitalizations or sectors, unlike many of our peers.  Fishing in a deeper pool of potential investments with strict valuation criteria has led to some unusual places in our search for value.  From Japanese video game maker Square Enix (ticker: 9684 JP) to British-based currency printer De La Rue (ticker: DLAR LN), we cast our net far and wide.  The largest return realized for the Fund over the last twelve months was from Atlanta-based Aaron’s, Inc. (ticker: AAN), which is a family-run furniture franchise operator that grew right through the last recession.

I am pleased to say Morningstar, for the period ending September 30, 2011, ranked the Fund in the 1st percentile among 711 funds in the Moderate Allocation category for the 5 year period, based on total returns.  The Fund received an Overall 5-Star Morningstar Rating, the highest rating for risk adjusted returns, out of 847 Moderate Allocation Funds for the period ending September 30, 2011.  The Overall Morningstar Rating for a fund is derived from a weighted average of the fund’s three-, five- and ten-year (if applicable) Morningstar Ratings™ metrics, which are based on risk-adjusted return performance.

The Intrepid Capital Funds continue to be a very large portion of the Travis family’s investments along with those of the analytical staff at Intrepid Capital that make these results possible.  We continue to “eat our own cooking” and maintain diligence and discipline with the hard-earned assets you have entrusted to our care.

Intrepid Capital Fund

Thank you for your continued trust and investment.

Best regards,

Mark F. Travis
President
Intrepid Capital Fund Portfolio Manager

Mutual fund investing involves risk.  Principal loss is possible.  The Fund is subject to special risks including volatility due to investments in smaller companies, which involve additional risks such as limited liquidity and greater volatility.  The Fund is considered non-diversified as a result of limiting its holdings to a relatively small number of positions and may be more exposed to individual stock volatility than a diversified fund.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer term debt securities.  Investments by the Fund in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  The Bank of America/Merrill Lynch High Yeld Master II Index is Merrill Lynch’s broadest high yield index, and as such is comparable with the broad indices published by other investment banks.  You cannot invest directly in an index.

©2011 Morningstar, Inc.  All Rights Reserved.  The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely.  Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Must be preceded or accompanied by a prospectus.

Morningstar Rankings represent a fund's total-return percentile rank relative to all funds that have the same Morningstar Category.  The highest percentile rank is 1 and the lowest is 100.  It is based on Morningstar total return, which includes both income and capital gains or losses and is not adjusted for sales charges or redemption fees.  Morningstar ranked the Intrepid Capital Fund in the top 28%, 3% and 1% out of 962, 847, and 711 Moderate Allocation funds for the one- , three- and five-year periods ending 9/30/11, respectively.

The Intrepid Capital Fund was rated 5-Stars and 5-Stars against the following numbers of U.S. domiciled Moderate Allocation funds over the following time periods: 847 and 711 funds in the last three- and five-years, respectively.

The Overall Morningstar Rating™ for a fund is derived from a weighted average of the fund’s three- and five-year Morningstar Ratings™ metrics, which are based on risk-adjusted return performance.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating (based on a Morningstar risk-adjusted return measure that accounts for variation in a fund's monthly performance, including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance.  The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star.

Please see the Schedule of Investments in this report for a full list of fund holdings.  Fund holdings and sector allocations are subject to change at anytime and should not be considered a recommendation to buy or sell any security.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

Intrepid Small Cap Fund

Jayme Wiggins,
Small Cap Fund
Portfolio Manager

September 30, 2011

Dear Fellow Shareholders,

Tom Seaver once said, “If you dwell on statistics, you get shortsighted.  If you aim for consistency, the numbers will be there in the end.”  We can’t control the market, but we can apply consistency in our investment process.  That process is to buy only undervalued businesses and to avoid risk when the payoff appears low and the penalty is high.  For the quarter ending September 30, 2011, the Intrepid Small Cap Fund (“the Fund”) returned -9.11% compared to a -21.86% loss for the Russell 2000 Index.  Year-to-date, the Fund’s performance is -6.55% versus -17.02% for the benchmark.  Lastly, for the trailing twelve months, the Fund gained 1.02% while the Russell 2000 Index lost 3.53%.  To recap the fiscal year ending September 30, 2011, we lagged in the market upswing but outperformed on the downside.  While we do not want to trail the market for any period, we would expect lower returns than our peers when small cap stocks go from expensive to even more overvalued.  This is a byproduct of our investment process—to become more defensive when the risk of permanent loss grows.

As markets rise, we sell holdings that cross our intrinsic value estimates.  If we cannot identify other cheap securities, then cash builds.  Expensive markets are usually fueled by the most cyclical and speculative companies.  We don’t buy into “high expectation” ideas.  When the consensus opinion has set the performance bar low, then we become interested.  Highly cyclical companies are typically not a large part of our portfolio unless they are very out of favor, which wasn’t the case for most of the last year.  We can’t time the tops or the bottoms, but we have found that by sticking to our valuation-driven investment discipline, our portfolio becomes more defensive after big market gains and more aggressive after big market losses.  Our goal remains to deliver an attractive absolute return and to outperform our benchmark over a full market cycle.

The Fund’s cash reached 41% of assets in early July as the Russell 2000 touched an all time high.  From the market’s peak on July 7th, the Russell declined by 24.7% through the end of the quarter, while the Fund fell 10.5%.  This drop created the most small cap bargains we have seen in a year.  We put money to work as prices fell, and cash ended Q3 at 28% of Fund assets.  Nonetheless, small cap stocks aren’t cheap like they were in late 2008 and early 2009.  There isn’t blood in the streets.  The blood is just seeping over the sidewalks now, and wouldn’t you know that Bernanke, Geithner and the Europeans have their mops out and are on cleanup duty.  “Nothing to see here folks!  If it gets bad, we’ll fix it.”  Sadly, the government’s monetary Pine-Sol is more like cleaning with gasoline—it may cover up the original mess but leaves a lingering problem.

The largest positive contributors to Fund performance in the third quarter were Square Enix (ticker: 9684 JP), Tecmo Koei (ticker: 3635 JP), and Collective Brands (ticker: PSS).  Square Enix and Tecmo Koei are profitable Japanese video game companies with sterling balance sheets.  Square Enix stumbled during the last year with one of its major game franchises, and we entered the position in the wake of this disappointment.  Tecmo Koei was trading at a discount to its tangible book value, generates good cash flow, and has a growing social gaming business.  Both positions have been reduced as the valuation discounts have declined.  Collective Brands, formerly known as Payless, has struggled due to financial pressures on its low income customer base.  We bought the stock during the market weakness, and we subsequently exited the position when the stock popped after the company announced it was exploring strategic alternatives.  For the full fiscal year, the greatest contributors to performance were Aaron’s (ticker: AAN), Tidewater (ticker: TDW), and De La Rue (ticker: DLAR LN).

On the flipside, the biggest detractors from Fund performance in Q3 were CSG Systems (ticker: CSGS), ManTech (ticker: MANT), and Securitas (ticker: SECUB SS).  Each of these names performed slightly worse than the benchmark, but they are also larger holdings so had a greater impact on Fund performance than smaller positions.  CSG Systems looks dirt cheap at current prices, which seem to factor in major customer losses that are unlikely to occur, in our opinion.  ManTech has suffered because of a dearth of bookings due to uncertainty over defense spending in government budget negotiations.  As with CSG, the market has already priced in a lot of bad news (MANT trades at 5x EV/EBIT), but ultimately we believe the reductions to defense spending will be less severe than implied by ManTech’s current multiple.  Securitas’ stock has declined due to adverse currency movements, the loss of a few clients, and its failure to pass through wage inflation in certain European markets.  We bought the stock too early, but we continue to view security services as a defensive business.  For the fiscal year, the largest portfolio losers were Tekelec (ticker: TKLC), CSG Systems, and Securitas.

Even though the broader small cap market is not yet on sale, we are pleased to be finding select discounts.  The Fund’s weighted average discount is at its highest level since last summer.  During the third quarter, we added to several existing

Intrepid Small Cap Fund

positions and bought a handful of new names.  Bio-Rad Laboratories (ticker: BIO) and Brown & Brown (ticker: BRO) are familiar holdings that we bought more of in Q3.  Bio-Rad sells products used for research and diagnostics that are purchased by universities, pharmaceutical manufacturers, and hospital and testing labs.  Sales are global with only one third coming from the U.S.  Roughly 70% of revenues are recurring, as customers continually purchase the consumables that are paired with Bio-Rad’s instruments.  The company has a strong balance sheet, including a $200 million stake in a German diagnostics firm that might be overlooked by some investors.  Recently, Bio-Rad traded at an EV/EBITA multiple below 8x, which is far below peer multiples and more importantly, cheap on an absolute basis.  The industry has experienced consolidation and in our opinion, the company could sell itself for a much higher price if the controlling Schwarz family ever wanted to retire.

Brown & Brown is a leading middle market insurance broker that we have owned previously.  Both Bio-Rad and Brown & Brown are high quality businesses that have a large recurring component to their revenue.  If the economy continues to deteriorate, the cash flow generated by these firms should not fall off a cliff like many other companies.

New purchases during the third quarter include Computer Sciences (ticker: CSC), Ingram Micro (ticker: IM), and Brady Corp. (ticker: BRC).  Computer Sciences is a provider of IT and business outsourcing services to commercial and government clients.  They generate a large amount of free cash flow, with a current FCF yield of 14%.  We bought the shares at a multi-year low after the company reported poor earnings in August.  Investors have punished CSC due to continued uncertainty around a large contract, but we think the underlying business is an attractive one.  While CSC is experiencing current margin pressures, fundamentally it’s a good business that is trading at less than 6x EV/EBIT.

Ingram Micro is the world’s largest distributor of IT products.  They provide a valuable service to the thousands of resellers that service small and mid-sized businesses.  Ingram offers the resellers a one-stop shop for any IT product, which prevents the resellers from having to manage financing and relationships with thousands of hardware and software firms.  We bought the stock at a Price to Tangible Book ratio of 0.75x.  We think downside to the valuation is supported by the assets.

We established a small position in Brady Corp., which manufactures identification solutions like signs, labels, and ID cards.  Brady gets 60% of sales from abroad and has increased its dividend for 26 consecutive years.  While the company is more economically exposed than some of our other holdings, Brady’s track record of free cash generation gives us comfort starting a position at recent levels.

We don’t like to lose money, but we need market volatility in order to buy the next great portfolio idea at an attractive price.  We are pleased with our recent investments, and we stand ready to deploy capital as additional bargains materialize.  Thank you for your investment.

Sincerely,

Jayme Wiggins, CFA
Intrepid Small Cap Fund Portfolio Manager

Mutual fund investing involves risk.  Principal loss is possible.  The Fund is subject to special risks including volatility due to investments in smaller companies, which involve additional risks such as limited liquidity and greater volatility.  The Fund is considered non-diversified as a result of limiting its holdings to a relatively small number of positions and may be more exposed to individual stock volatility than a diversified fund.

The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. Companies in the Russell 3000 Index, as ranked by market capitalization.  You cannot invest directly in an index.

Cash Flow measures the cash generating capability of a company by adding non-cash charges and interest to pretax income.  Free Cash Flow measures the cash generating capability of a company by adding non-cash charge (e.g. depreciation) and interest expense to pretax income.  EV/EBIT is the ratio of the firm’s Enterprise Value (the market capitalization of a firm’s equity plus the market value of the firm’s debt) divided by the firm’s trailing twelve months earnings before interest and taxes.  Price to Tangible Book Value is calculated by dividing Tangible Book Value (total book value less the value of intangible assets) by the price of a security.

Please see the Schedule of Investments in this report for a full list of fund holdings.  Fund holdings and sector allocations are subject to change at anytime and should not be considered a recommendation to buy or sell any security.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

Intrepid Income Fund

Jason Lazarus,	Ben Franklin
Income Fund	Income Fund
Co-Portfolio Manager	Co-Portfolio Manager

September 30, 2011

Dear Fellow Shareholders,

Over the past several quarters, we have defended the Intrepid Income Fund’s (the “Fund”) conservative posture as we underperformed the market.  Our strategy has always been to invest in higher-quality, shorter-duration bonds.  This patience paid off in the third quarter as the equity and corporate bond markets sold off sharply.  The Intrepid Income Fund declined 0.95% in the three-month period ending September 30, 2011, while the Bank of America Merrill Lynch US High Yield Master II Index (the “Master II Index”) fell 6.31% in the same period.  This sell-off wiped out the index’s advantage over the Fund for both the year-to-date and trailing one-year periods.  Year-to-date, the Fund has gained 1.62% versus the index’s loss of 1.69%.  During the Fund’s fiscal year ended September 30, 2011, the Fund increased 2.86%, and the index returned 1.32%.  The Fund’s maximum drawdown for the one-year period was 2.37%, while the index fell 9.74% from peak to trough.

The high yield market’s performance is reflective of deteriorating confidence in the rosy economic outlook implied in bond prices earlier this summer, which occurred as Europe’s sovereign debt problems continue to fester and the United States’ credit rating was downgraded by Standard & Poors.  Many highly cyclical businesses were able to refinance under favorable terms as investors believed the economy was in recovery mode, and as such most bonds were richly priced.  The highly leveraged capital structures of these businesses leave little margin of safety to the creditor in the event the recovery falters.  At the end of the second quarter, the BofA/ML CCC and Lower US High Yield Index offered a yield-to-worst of 10.6%.  In contrast, the BofA/ML BB-B US High Yield Index, which is the typical credit rating spectrum we invest in, yielded 6.8% to worst.  We would rather forgo the additional return potential than expose the Fund to risk of permanent capital loss.  Therefore, the Fund avoided these issues.  These riskier bonds were the hardest hit in the sell-off, with the CCC and Lower rated index falling 13.5% in the quarter compared to the BB-B rated index’s decline of 5.0%.

We have increasingly positioned the Fund more defensively as high yield bond prices have risen and yields have declined.  We accomplished this by exiting positions we believe no longer offer favorable risk/return profiles, and by not forcing our capital into overvalued investments.  We will not put capital to work purely because we are underperforming (as we have stubbornly proven).  Each position must have value on an absolute basis before entering the portfolio.  In our opinion, our consistent application of these principles allowed us to significantly outperform the Master II Index in the recent three-month, year-to-date, and one-year periods, while providing the needed capital to invest as high-yield bond prices have become more attractive.

The largest contributors to the Fund’s third quarter performance were Teleflex 3.875% convertible notes, Mac-Gray 7.625% due 8/15/2015 and CoreLogic 7.25% due 6/01/2021.  Both the Teleflex and CoreLogic positions were established during the quarter and rallied shortly thereafter as the market’s panic selling subsided somewhat.  In the case of Mac-Gray, the company’s credit quality continued to improve when management announced they would repurchase a portion of the notes.  Readers may be familiar with the Teleflex converts as we have owned this bond in the past.  We exited our initial position in the bonds in the first quarter of this year as the company’s equity and convertible bonds rose significantly in price.  The equity sell-off allowed us to re-establish the position at what we believe to be a very favorable price.  The top contributors for the full fiscal year were Potlatch common stock (ticker: PCH), Pep Boys 7.5% due 12/15/2014 and American Greetings 7.375% due 6/01/2016.

The Fund’s largest detractors in the third quarter were Spartan Stores 3.375% convertibles, Smith & Wesson 9.5% due 1/14/2016 and Potlatch common stock.  The PCH equity position, which represented less than 2% of the portfolio, fell along with the major indices, but to a lesser degree.  We remain confident in our intrinsic valuation of the company and are happy to collect the 6% dividend while we wait.  The bond positions mentioned fell in line with the index, and we have fairly large positions in these issues.  Our fundamental view of these credits has not changed, and we were able to add to our positions during the quarter as prices fell.

As mentioned in the past, the Fund’s cash balance has been abnormally high for quite some time.  To reiterate, we do not try to time the market.  Our cash levels are a byproduct of the investment process.  If we cannot find attractive securities to

Intrepid Income Fund

invest our funds in, we will hold cash.  Coming into the third quarter, our cash balance stood at 27.9%.  As the market sold off, we were presented with several opportunities to put cash to work at favorable prices.  We initiated eight new positions and added to eight existing holdings in the quarter, making this one of our most active periods in recent times.  These new positions are: Ashtead Capital 9.0% due 8/15/2016, Aspen Insurance 7.4% variable rate preferreds, CoreLogic 7.25% due 6/01/2021, Dollar General 11.875% due 7/15/2017, FTI Consulting 7.75% due 10/01/2016, Halfords Group common stock, Libbey Glass 10.0% due 2/15/2015, and Teleflex 3.875% convertible notes.

Ashtead Capital’s bonds represent the largest new position.  Ashtead (ticker:  AHT LN) is a UK-based owner of two equipment rental businesses, SunBelt Rentals in the U.S. and A-Plant in the U.K.  Through the weakest commercial construction environment in two decades, Ashtead has managed its debt-load well by generating significant free cash flow while still maintaining a competitive fleet.  Although construction activity is not expected to rebound anytime soon, the U.S. rental industry as a whole will experience structural tailwinds as contractors increasingly choose to rent rather than own.  Further, the largest players, (United Rentals, Ashtead, RSC Equipment Rental, Hertz Rentals) have said that they will cautiously grow their fleets, signaling a commitment to rational pricing in a period of weak demand.  The company’s dollar-denominated 9% secured notes maturing in 2016, although structurally subordinated, offer an attractive yield of 8.5% for a shorter duration credit on an absolute basis and relative to peer offerings.

After a very active quarter, our cash balance on September 30, 2011 stood at 13.8%.  The continued market volatility has allowed us to find additional opportunities since this date.  As we have invested our zero duration cash, the Fund’s modified duration has increased from 2.2 years on June 30, 2011 to 2.7 years on September 30, 2011.  The index’s duration on this date was 4.7 years.  Given the fact that ten-year “risk free” treasury rates are near records lows at a measly 2%, we intend to keep the Fund’s duration short for the foreseeable future.  Our position on the Fund’s duration has always been to focus on credit quality and minimize interest rate risk.  While we are keenly aware of widening spreads, we want our investments to be attractive on an absolute basis, not only relative to an artificially low treasury rate.  We will remain steadfast in our commitment to earn attractive returns while minimizing downside risk, and will continue to put cash to work if opportunities arise.  We thank you for your investment.

Sincerely,

Ben Franklin	Jason Lazarus
Intrepid Income Fund Co-Lead Portfolio Manager	Intrepid Income Fund Co-Lead Portfolio Manager

Mutual fund investing involves risk.  Principal loss is possible.  Investments in debt securities typically decrease in value when interest rates rise.  The risk is generally greater for longer term debt securities.  Investments by the Fund in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities.  The fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund.  Therefore, the fund is more exposed to individual securities volatility than a diversified fund.

The Bank of America Merrill Lynch High Yield Master II Index is Merrill Lynch’s broadest high yield index, and as such is comparable with the broad indices published by other investment banks.  You cannot invest directly in an index.  The Bank of America Merrill Lynch (BofA/ML) CCC and Lower US High Yield Index is a subset of the Bank of America Merrill Lynch High Yield Index including all securities rated CCC1 or lower.  Bank of America Merrill Lynch (BofA/ML) BB-B US High Yield Index is a subset of the Bank of American Merrill Lynch US High Yield Index including all securities rated BB1 through B3, inclusive.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity.  Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.  Modified Duration is a time measure of interest-rate risk exposure that estimates how much a bond, or a bond fund’s price, fluctuates with changes in interest rates.  Free Cash Flow measures the cash generating capability of a company by adding non-cash charge (e.g. depreciation) and interest expense to pretax income.

Please see the Schedule of Investments in this report for a full list of fund holdings.  Fund holdings and sector allocations are subject to change at anytime and should not be considered a recommendation to buy or sell any security.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

Intrepid All Cap Fund

Gregory M. Estes,
All Cap Fund
Portfolio Manager

September 30, 2011

Dear Fellow Shareholders,

For the quarter ended September 30, 2011, the Intrepid All Cap Fund (the “Fund”) decreased 13.58% versus the S&P 500 Index’s drop of 13.87%.  During the quarter, we have seen a widening dispersion between the results of large caps versus mid and small cap securities.  In the same time period, the Russell 3000 Index, which is comprised of small, mid, and large cap securities, fell 15.28%.  Because the Fund invests across all market cap strata, we are being impacted by the pullback in mid and small cap stocks.

For the fiscal year ended September 30, 2011, the Fund fell 2.61% versus the S&P 500 Index’s gain of 1.14%.  For the same period, the Russell 3000 Index had a gain of 0.55%.  Much of the underperformance over the past twelve months was caused by a large performance “gap” that occurred in the first fiscal quarter, which ended December 31, 2010.  In that quarter, the Fund was up 7.62%, whereas the S&P 500 Index was up 10.76% and the Russell 3000 Index was up 11.59%.  The difference in performance was caused by two major factors. First, the Fund had less exposure to cyclical businesses, which benefitted the most in that time period. Second, the Fund’s cash allocation in the period acted as a drag on performance. To a much lesser extent, these factors also explain slight underperformance for the next six months of the fiscal year, ending June 30th, 2010. Over these six months, the Fund gained 4.71% versus the S&P 500 Index’s return of 6.02% and the Russell 3000 Index’s gain of 6.35%.  Although underperformance still occurred, it is lower than in the first fiscal quarter. Our view is that, the more sharply markets advance, the more likely we are to underperform.

Although the fourth fiscal quarter was characterized by dropping prices, two of the leading contributors to performance were both stocks that we sold because their respective stock prices were at our intrinsic values.  Although Kraft Foods (ticker: KFT) had no significant news that would cause a fundamental change in its business, its position as a market leader in consumer staples buoyed its stock price at a time when the market was seeking out lower volatility.  In the case of Collective Brands (ticker: PSS), the company posted stronger-than-expected results for the quarter as well as announced steps to explore the option of selling the business.  The share price responded and we took the opportunity to exit the position.  The third holding, Scholastic Corp (ticker: SCHL), also posted better-than-expected quarterly results.  In a period of heightened volatility, businesses that perform well, even if on a short-term basis, are often rewarded.  Because the long-term outlook for Scholastic did not change, we took the opportunity to reduce the position.

Among the laggards for the quarter, Oshkosh Corp. (ticker: OSK) continues to face a challenging environment for its market-leading construction machinery, such as aerial work platforms, as well as municipal vehicles, such as fire trucks, in the wake of ever-tightening municipal budgets.  In addition, its defense segment margins are being impacted by a less profitable contract to manufacture medium tactical vehicles for the U.S. military.  We maintain, however, that Oshkosh will weather the macroeconomic environment, and that the downside risk from the defense contract is priced into the stock.  CSG Systems (ticker: CSGS) has sold off on uncertainty of its 2011 cash flow from operations.  For more detail on this, please refer to the Intrepid Small Cap Fund section.  Telephone & Data Systems (ticker: TDS) was impacted in the quarter because of its majority stake in U.S. Cellular (ticker: USM).  The share price of U.S. Cellular has a tendency to swing based upon the market’s view of the potential for that business to be acquired.  In this quarter, the market began more heavily discounting that possibility, which had a subsequent impact on the share price of TDS.  Nothing has fundamentally changed with respect to Telephone & Data Systems’ business.

During the quarter, the Fund’s cash position has moved fairly significantly as prices have fallen.  To start the quarter, the Fund carried 24.1% cash.  We took the opportunity to add to existing positions whose discounts to intrinsic value grew because of the broad, indiscriminate equity market sell-off.  In addition, we purchased Aspen Insurance Holdings (ticker: AHL).  Aspen underwrites property & casualty insurance as well as reinsurance.  We believe that the company offers an attractive opportunity because its price is considerably below the tangible value of its book.  At its low point, cash was roughly 12% of the Fund because of these purchases.  By the quarter’s end, cash stood at 16.9%.  Much of this increase was caused by the sale of Federated Investors (ticker: FII), which was exited to capture some offsetting capital losses prior to the fiscal year end.  Some portfolio rebalancing also had the net result of increasing cash.  The average discount within the Fund is now at 26%, which is significantly higher than last quarter end’s average discount of 9%.  Each investment will have a discount to intrinsic value which is based upon its market price and our calculated intrinsic values.

Intrepid All Cap Fund

From our perspective, whenever the market sells off, we become more excited because we believe that more potential opportunities begin to surface.  Indeed, we saw that happen in the quarter, and we quickly worked and continue to work to take advantage of the market retreat to find more good businesses to purchase.  Although it is at times like these when many investors want to do exactly the opposite, our past experience tells us that these market drops are exactly the time when great investments can be found.  We thank you for investing with us.

Sincerely,

Greg Estes, CFA
Intrepid All Cap Fund Portfolio Manager

Mutual fund investing involves risk.  Principal loss is possible.  The Fund is subject to special risks including volatility due to investments in smaller and medium sized companies, which involve additional risks such as limited liquidity and greater volatility.  The Fund is considered non-diversified as a result of limiting its holdings to a relatively small number of positions and may be more exposed to individual stock volatility than a diversified fund.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  The Russell 3000 Index is an index representing the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.  You cannot invest directly in an index.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.  Tangible book value is book value of equity less intangible assets and goodwill.

Please see the Schedule of Investments in this report for a full list of fund holdings.  Fund holdings and sector allocations are subject to change at anytime and should not be considered a recommendation to buy or sell any security.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

Intrepid Funds

EXPENSE EXAMPLE
September 30, 2011 (Unaudited)

As a shareholder of the Intrepid Capital Management Funds Trust (the “Funds”), you incur ongoing costs, including management fees; distribution and/or service fees; and other expenses incurred by the Funds.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held the entire period of April 1, 2011 through September 30, 2011.

ACTUAL EXPENSES

The first line of the following table provides information about actual account values and actual expenses.  Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks or stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent.  To the extent that a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the following example.  The example includes, but is not limited to, management fees, shareholder servicing fees, distribution fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

INTREPID CAPITAL FUND – INVESTOR CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2011 -
	April 1, 2011	September 30, 2011	September 30, 2011
Actual	$1,000.00	$921.30	$6.74
Hypothetical (5% return before expenses)	1,000.00	1,018.05	7.08

*	Expenses are equal to the Fund’s annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the period.

Intrepid Funds

EXPENSE EXAMPLE( continued)
September 30, 2011 (Unaudited)

INTREPID CAPITAL FUND – INSTITUTIONAL CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2011 -
	April 1, 2011	September 30, 2011	September 30, 2011
Actual	$1,000.00	$921.70	$5.54
Hypothetical (5% return before expenses)	1,000.00	1,019.30	5.82

*	Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the period.

INTREPID SMALL CAP FUND – INVESTOR CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2011 -
	April 1, 2011	September 30, 2011	September 30, 2011
Actual	$1,000.00	$905.60	$6.69
Hypothetical (5% return before expenses)	1,000.00	1,018.05	7.08

*	Expenses are equal to the Fund’s annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the period.

INTREPID SMALL CAP FUND – INSTITUTIONAL CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2011 -
	April 1, 2011	September 30, 2011	September 30, 2011
Actual	$1,000.00	$906.60	$5.50
Hypothetical (5% return before expenses)	1,000.00	1,019.30	5.82

*	Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the period.

INTREPID INCOME FUND – INVESTOR CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2011 -
	April 1, 2011	September 30, 2011	September 30, 2011
Actual	$1,000.00	$998.90	$5.76
Hypothetical (5% return before expenses)	1,000.00	1,019.30	5.82

*	Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the period.

Intrepid Funds

EXPENSE EXAMPLE( continued)
September 30, 2011 (Unaudited)

INTREPID INCOME FUND – INSTITUTIONAL CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2011 -
	April 1, 2011	September 30, 2011	September 30, 2011
Actual	$1,000.00	$999.10	$4.51
Hypothetical (5% return before expenses)	1,000.00	1,020.56	4.56

*Expenses are equal to the Fund’s annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the period.

INTREPID ALL CAP FUND

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2011 -
	April 1, 2011	September 30, 2011	September 30, 2011
Actual	$1,000.00	$867.50	$6.55
Hypothetical (5% return before expenses)	1,000.00	1,018.05	7.08

*	Expenses are equal to the Fund’s annualized expense ratio of 1.40%, multiplied by the average account value over theperiod, multiplied by 183/365 to reflect the period.

Intrepid Capital Fund

Total Return Based on a $10,000 Investment
(Unaudited)

This chart assumes an initial gross investment of $10,000 made on January 3, 2005 (commencement of operations of the Investor Class).  Returns shown include the reinvestment of all dividends.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  In the absence of fee waivers and reimbursements, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

S&P 500 TOTAL RETURN INDEX - A capitalization-weighted index of 500 stocks.  The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

BANK OF AMERICA MERRILL LYNCH U.S. HIGH YIELD MASTER II INDEX - Merrill Lynch’s broadest high yield index, and as such is comparable with the broad indices published by other investment banks.  The index return is found in the Wall Street Journal, making it very transparent for shareholders to compare the Fund to on a daily basis.

BARCLAYS CAPITAL U.S. GOVERNMENT/CREDIT INDEX - A non-securitized component of the U.S. Aggregate Index.  The Barclays Capital U.S. Government/Credit Index includes Treasuries, Government-Related Issues and investment grade U.S. corporate securities.

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED SEPTEMBER 30, 2011)

				Since Inception
	1 Year	3 Year	5 Year	(01/03/05)
Intrepid Capital Fund - Investor Class	0.74%	7.81%	6.34%	5.50%
S&P 500 Total Return Index	1.14%	1.23%	-1.18%	1.17%
Bank of America Merrill Lynch
U.S. High Yield Master II Index	1.32%	13.68%	6.94%	6.60%
Barclays Capital U.S. Government/Credit Index	5.14%	8.41%	6.52%	5.57%
Bank of America Merrill Combined Index
(60% S&P 500, 40% Bank of America Merrill)1.29%	6.30%	2.17%	3.45%
Barclays Capital Combined Index
(60% S&P 500, 40% Barclays Capital)	3.02%	4.62%	2.26%	3.25%
Intrepid Capital Fund - Institutional Class	0.93%	N/A	N/A	0.72%*

*	Inception date of the Institutional Class was 4/30/10.

Intrepid Small Cap Fund

Total Return Based on a $10,000 Investment
(Unaudited)

This chart assumes an initial gross investment of $10,000 made on October 3, 2005 (commencement of operations of the Investor Class).  Returns shown include the reinvestment of all dividends.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  In the absence of fee waivers and reimbursements, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

RUSSELL 2000 TOTAL RETURN INDEX - An index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the Russell 3000 Index.

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED SEPTEMBER 30, 2011)

				Since Inception
	1 Year	3 Year	5 Year	(10/03/05)
Intrepid Small Cap Fund - Investor Class	1.02%	14.64%	12.07%	10.90%
Russell 2000 Total Return Index	-3.53%	-0.37%	-1.02%	0.66%
Intrepid Small Cap Fund - Institutional Class	1.28%	N/A	N/A	9.16%*

*	Inception date of the Institutional Class was 11/3/09.

Intrepid Income Fund

Total Return Based on a $10,000 Investment
(Unaudited)

This chart assumes an initial gross investment of $10,000 made on July 2, 2007 (commencement of operations of the Investor Class).  Returns shown include the reinvestment of all dividends.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  In the absence of fee waivers and reimbursements, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

BANK OF AMERICA MERRILL LYNCH U.S. HIGH YIELD MASTER II INDEX - Merrill Lynch’s broadest high yield index, and as such is comparable with the broad indices published by other investment banks.  The index return is found in the Wall Street Journal, making it very transparent for shareholders to compare the Fund to on a daily basis.

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED SEPTEMBER 30, 2011)

			Since Inception
	1 Year	3 Year	(07/02/07)
Intrepid Income Fund - Investor Class	2.86%	6.18%	4.36%
Bank of America Merrill Lynch
U.S. High Yield Master II Index	1.32%	13.68%	6.42%
Intrepid Income Fund - Institutional Class	2.97%	N/A	4.09%*

*	Inception date of the Institutional Class was 8/16/10.

Intrepid All Cap Fund

Total Return Based on a $10,000 Investment
(Unaudited)

This chart assumes an initial gross investment of $10,000 made on October 31, 2007 (commencement of operations).  Returns shown include the reinvestment of all dividends.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  In the absence of fee waivers and reimbursements, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

S&P 500 TOTAL RETURN INDEX - A capitalization-weighted index of 500 stocks.  The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

RUSSELL 3000 TOTAL RETURN INDEX - An index representing the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

TOTAL RETURNS (FOR PERIODS ENDED SEPTEMBER 30, 2011)

			Since Inception
	1 Year	3 Year	(10/31/07)
Intrepid All Cap Fund	-2.61%	4.73%	0.13%
S&P 500 Total Return Index	1.14%	1.23%	-5.64%
Russell 3000 Total Return Index	0.55%	1.45%	-5.40%

Intrepid Funds

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of total investments)
September 30, 2011 (Unaudited)

INTREPID CAPITAL FUND

Components of Portfolio Holdings
Common Stocks	$176,126,794
Corporate Bonds	79,485,866
Short-Term Investments	16,107,322
Real Estate Investment Trust	5,744,079
Convertible Bonds	2,891,682
$280,355,743

INTREPID SMALL CAP FUND

Components of Portfolio Holdings
Short-Term Investments	$168,666,296
Information Technology	110,538,739
Financials	69,746,246
Consumer Discretionary	67,819,070
Industrials	55,744,210
Consumer Staples	48,154,621
Health Care	46,568,545
Telecommunication Services	26,769,312
$594,007,039

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Intrepid Funds

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of total investments) (continued)
September 30, 2011 (Unaudited)

INTREPID INCOME FUND

Components of Portfolio Holdings
Corporate Bonds	$63,841,376
Short-Term Investments	11,376,542
Convertible Bonds	4,327,620
Real Estate Investment Trust	1,601,216
Common Stock	820,185
Preferred Stock	317,200
$82,284,139

INTREPID ALL CAP FUND

Components of Portfolio Holdings
Information Technology	$8,832,536
Short-Term Investments	6,136,674
Financials	5,398,537
Health Care	5,188,760
Consumer Discretionary	3,548,985
Telecommunication Services	3,323,901
Industrials	2,072,703
Consumer Staples	1,971,459
$36,473,555

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS
September 30, 2011

COMMON STOCKS - 62.77%	Shares	Value

Capital Goods - 1.76%
Oshkosh Corp. (a)	314,300	$4,947,082

Commercial & Professional Services - 5.17%
FTI Consulting, Inc. (a)	192,805	7,097,152
Securitas AB (b)	1,007,583	7,415,879
		14,513,031

Consumer Services - 5.01%
Dover Motorsports, Inc. (a)	622,927	759,971
Regis Corp.	557,988	7,862,051
Speedway Motorsports, Inc.	450,314	5,439,793
		14,061,815

Diversified Financials - 4.79%
The Bank Of New York Mellon Corp.	343,000	6,376,370
CoreLogic, Inc. (a)	661,678	7,060,104
		13,436,474

Health Care Equipment & Services - 1.08%
Teleflex, Inc.	56,122	3,017,680

Household & Personal Products - 3.55%
American Greetings Corp.	286,400	5,298,400
Central Garden & Pet Co. - Class A (a)	344,836	2,441,439
Central Garden & Pet Co. - Class B (a)	35,000	241,500
Oil-Dri Corporation of America - Class A (c)	105,847	1,966,637
		9,947,976

Insurance - 10.32%
AMERISAFE, Inc. (a)(c)	305,405	5,622,506
Aspen Insurance Holdings Ltd. (b)	301,914	6,956,099
Baldwin & Lyons, Inc. - Class B	143,171	3,059,564
Berkshire Hathaway, Inc. - Class B (a)	109,000	7,743,360
The Travelers Companies, Inc.	114,556	5,582,314
		28,963,843

Materials - 3.29%
Newmont Mining Corp.	109,630	6,895,727
Royal Gold, Inc.	36,500	2,338,190
		9,233,917

Media - 4.10%
Scholastic Corp.	278,691	7,811,709
World Wrestling Entertainment, Inc.	415,524	3,702,319
		11,514,028

See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2011

COMMON STOCKS - 62.77% (continued)	Shares	Value

Pharmaceuticals, Biotechnology & Life Sciences - 7.21%
Bio-Rad Laboratories, Inc. (a)	83,187	$7,550,884
Gilead Sciences, Inc. (a)	142,830	5,541,804
Johnson & Johnson	112,200	7,148,262
		20,240,950

Retailing - 1.61%
Collective Brands, Inc. (a)	348,000	4,510,080

Software & Services - 11.20%
Computer Sciences Corp.	129,000	3,463,650
CSG Systems International, Inc. (a)(c)	498,950	6,306,728
DST Systems, Inc.	99,720	4,370,728
EPIQ Systems, Inc.	351,910	4,409,432
Mantech International Corp.	88,000	2,761,440
Microsoft Corp.	275,000	6,844,750
Total Systems Services, Inc.	193,105	3,269,268
		31,425,996

Technology Hardware & Equipment - 2.58%
Dell, Inc. (a)	511,890	7,243,243

Telecommunication Services - 1.10%
Telephone & Data Systems, Inc.	119,383	2,536,889
Telephone & Data Systems, Inc. - Special Class	27,000	533,790
		3,070,679
TOTAL COMMON STOCKS (Cost $187,446,874)		176,126,794

CONVERTIBLE BONDS - 1.03%	Principal Amount

Food & Staples Retailing - 1.03%
Spartan Stores, Inc.
3.375%, 05/15/2027	$3,101,000	2,891,682
TOTAL CONVERTIBLE BONDS (Cost $2,819,315)		2,891,682

CORPORATE BONDS - 28.33%
Capital Goods - 1.69%
Gibraltar Industries, Inc.
8.000%, 12/01/2015 (d)	4,992,000	4,742,400

Commercial & Professional Services - 1.80%
Ashtead Capital, Inc.
9.000%, 08/15/2016	3,312,000	3,278,880
Mobile Mini, Inc.
6.875%, 05/01/2015	1,815,000	1,778,700
		5,057,580

See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2011

CORPORATE BONDS - 28.33% (continued)	Principal Amount	Value

Consumer Durables & Apparel - 4.21%
Hanesbrands, Inc.
3.770%, 12/15/2014 (d)	$3,836,000	$3,749,690
Levi Strauss & Co.
8.875%, 04/01/2016	3,219,000	3,251,190
Smith & Wesson Holding Corp.
9.500%, 01/14/2016	5,089,000	4,809,105
		11,809,985

Consumer Services - 3.33%
Mac-Gray Corp.
7.625%, 08/15/2015	5,837,000	5,909,963
Speedway Motorsports, Inc.
8.750%, 06/01/2016	3,285,000	3,424,612
		9,334,575

Energy - 2.66%
Bill Barrett Corp.
9.875%, 07/15/2016	4,203,000	4,581,270
Petroquest Energy, Inc.
10.000%, 09/01/2017	2,976,000	2,886,720
		7,467,990

Household & Personal Products - 5.15%
American Greetings Corp.
7.375%, 06/01/2016	6,822,000	6,941,385
Amscan Holdings, Inc.
8.750%, 05/01/2014	4,489,000	4,410,442
Central Garden & Pet Co.
8.250%, 03/01/2018	3,256,000	3,109,480
		14,461,307

Materials - 0.39%
Silgan Holdings, Inc.
7.250%, 08/15/2016	1,050,000	1,086,750

Media - 1.25%
Scholastic Corp.
5.000%, 04/15/2013	3,477,000	3,494,385

Pharmaceuticals, Biotechnology & Life Sciences - 0.67%
Bio-Rad Laboratories, Inc.
8.000%, 09/15/2016	1,739,000	1,878,120

Retailing - 7.18%
Collective Brands, Inc.
8.250%, 08/01/2013	7,077,000	7,068,154
HSN, Inc.
11.250%, 08/01/2016	4,000,000	4,380,000

See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2011

CORPORATE BONDS - 28.33% (continued)	Principal Amount	Value

Retailing - 7.18% (continued)
PEP Boys-Manny Moe & Jack
7.500%, 12/15/2014	$3,312,000	$3,303,720
Sally Holdings LLC
9.250%, 11/15/2014	5,295,000	5,400,900
		20,152,774
TOTAL CORPORATE BONDS (Cost $81,160,934)		79,485,866

REAL ESTATE INVESTMENT TRUST - 2.05%	Shares

Real Estate - 2.05%
Potlatch Corp.	182,236	5,744,079
TOTAL REAL ESTATE INVESTMENT TRUST (Cost $5,839,562)		5,744,079

SHORT-TERM INVESTMENTS - 5.74%

Money Market Funds - 5.74%
SEI Daily Income Trust Treasury Fund	11,365,000	11,365,000
Fidelity Institutional Money Market Funds - Government Portfolio	4,742,322	4,742,322
TOTAL SHORT-TERM INVESTMENTS (Cost $16,107,322)		16,107,322
Total Investments - 99.92% (Cost $293,374,007)		280,355,743
Other Assets in Excess of Liabilities - 0.08%		217,135
TOTAL NET ASSETS - 100.00%		$280,572,878

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	Affiliated company. See Footnote 7.
(d)	Variable rate security. The rate shown is as of September 30, 2011.

SCHEDULE OF OPEN FORWARD CURRENCY CONTRACTS
September 30, 2011

		Amount of		Amount of
Forward	Currency to	Currency to	Currency to	Currency to	Unrealized
Expiration Date	be Received	be Received	be delivered	be Delivered	Depreciation
1/17/12	U.S. Dollars	10,000,000	Japanese Yen	791,000,000	$(273,223)
1/17/12	Japanese Yen	791,000,000	U.S. Dollars	10,333,116	(59,893)
					$(333,116)

See notes to financial statements.

Intrepid Small Cap Fund

SCHEDULE OF INVESTMENTS
September 30, 2011 (Unaudited)

COMMON STOCKS - 69.78%	Shares	Value

Capital Goods - 2.69%
Brady Corp.	250,112	$6,610,460
Gencor Industries, Inc. (a)	134,289	982,996
Oshkosh Corp. (a)	531,400	8,364,236
		15,957,692

Commercial & Professional Services - 6.71%
FTI Consulting, Inc. (a)	401,122	14,765,301
Securitas AB (b)	2,596,647	19,111,497
Standard Parking Corp. (a)	164,537	2,573,359
SYKES Enterprises, Inc. (a)	223,168	3,336,362
		39,786,519

Consumer Services - 5.27%
International Speedway Corp. - Class A	244,838	5,592,100
Regis Corp.	1,163,969	16,400,323
Speedway Motorsports, Inc.	762,698	9,213,392
		31,205,815

Diversified Financials - 4.88%
CoreLogic, Inc. (a)	1,562,441	16,671,245
Federated Investors, Inc.	699,673	12,265,268
		28,936,513

Food & Staples Retailing - 0.74%
Weis Markets, Inc.	117,583	4,357,626

Health Care Equipment & Services - 4.76%
ICU Medical, Inc. (a)	265,183	9,758,734
Teleflex, Inc.	283,184	15,226,804
VCA Antech, Inc. (a)	200,000	3,196,000
		28,181,538

Household & Personal Products - 4.11%
American Greetings Corp.	599,740	11,095,190
Central Garden & Pet Co. - Class A (a)	1,156,549	8,188,367
Oil-Dri Corporation of America - Class A (c)	272,997	5,072,284
		24,355,841

Insurance - 7.70%
AMERISAFE, Inc. (a)(c)	762,226	14,032,581
Aspen Insurance Holdings Ltd. (b)	544,055	12,535,027
Baldwin & Lyons, Inc. - Class B	264,982	5,662,665
Brown & Brown, Inc.	752,000	13,385,600
		45,615,873

Media - 3.39%
Scholastic Corp.	426,163	11,945,349

See notes to financial statements.

Intrepid Small Cap Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2011

COMMON STOCKS - 69.78% (continued)	Shares	Value

Media - 3.39% (continued)
World Wrestling Entertainment, Inc.	910,965	$8,116,698
		20,062,047

Pharmaceuticals, Biotechnology & Life Sciences - 3.10%
Bio-Rad Laboratories, Inc. (a)	202,567	18,387,007

Retailing - 4.48%
Aaron’s, Inc.	251,942	6,361,535
Core-Mark Holding Co., Inc. (a)	461,509	14,136,021
Halfords Group PLC (b)	1,334,602	6,081,225
		26,578,781

Software & Services - 16.15%
Computer Sciences Corp.	390,000	10,471,500
Convergys Corp. (a)	974,856	9,144,149
CSG Systems International, Inc. (a)(c)	1,413,299	17,864,100
EPIQ Systems, Inc.	822,794	10,309,609
Global Payments, Inc.	236,654	9,558,455
Mantech International Corp.	547,408	17,177,663
Square Enix Holdings Co., Ltd. (b)	145,300	2,643,017
TECMO KOEI HOLDINGS CO., Ltd. (b)	701,900	6,770,564
Total Systems Services, Inc.	693,755	11,745,272
		95,684,329

Technology Hardware & Equipment - 4.47%
Ingram Micro, Inc. (a)	470,970	7,596,746
Tekelec (a)	1,349,097	8,148,546
Tellabs, Inc.	2,503,540	10,740,186
		26,485,478

Telecommunication Services - 1.33%
Telephone & Data Systems, Inc.	398,613	7,880,579
TOTAL COMMON STOCKS (Cost $439,943,833)		413,475,638

REAL ESTATE INVESTMENT TRUST - 2.00%

Real Estate - 2.00%
Potlatch Corp.	376,431	11,865,105
TOTAL REAL ESTATE INVESTMENT TRUST (Cost $11,441,471)		11,865,105

SHORT-TERM INVESTMENTS - 28.46%

Money Market Funds - 9.73%
AIM STIT-Treasury Portfolio	9,462,141	9,462,141
Fidelity Institutional Money Market Funds - Government Portfolio	24,112,000	24,112,000
SEI Daily Income Trust Treasury Fund	24,112,000	24,112,000
		57,686,141

See notes to financial statements.

Intrepid Small Cap Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2011

SHORT-TERM INVESTMENTS - 28.46% (continued)	Principal Amount	Value

U.S. Treasury Bills - 18.73%
0.064%, 11/03/2011 (d)	$30,000,000	$29,998,212
0.095%, 12/01/2011 (d)	45,000,000	44,992,756
0.106%, 01/12/2012 (d)	36,000,000	35,989,187
		110,980,155
TOTAL SHORT-TERM INVESTMENTS (Cost $168,666,296)		168,666,296
Total Investments - 100.24% (Cost $620,051,600)		594,007,039
Liabilities in Excess of Other Assets - (0.24)%		(1,394,693)
TOTAL NET ASSETS - 100.00%		$592,612,346

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	Affiliated company. See Footnote 7.
(d)	Rate shown is the effective yield based on purchase price. The calculation assumes the security is held to maturity.

SCHEDULE OF OPEN FORWARD CURRENCY CONTRACTS
September 30, 2011

		Amount of		Amount of	Unrealized
Forward	Currency to	Currency to	Currency to	Currency to	Appreciation
Expiration Date	be Received	be Received	be delivered	be Delivered	(Depreciation)
11/7/11	Japanese Yen	1,000,000,000	U.S. Dollars	13,080,445	$(77,310)
11/7/11	U.S. Dollars	24,533,857	Japanese Yen	2,000,000,000	(1,410,433)
1/9/12	U.S. Dollars	17,254,902	Swedish Krona	110,000,000	1,298,486
					$(189,257)

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS
September 30, 2011

COMMON STOCK - 0.99%	Shares	Value

Retailing - 0.99%
Halfords Group PLC (a)	180,000	$820,185
TOTAL COMMON STOCK (Cost $833,598)		820,185

PREFERRED STOCK - 0.38%

Insurance - 0.38%
Aspen Insurance Holdings Ltd., 7.401% (a)	13,000	317,200
TOTAL PREFERRED STOCK (Cost $298,935)		317,200

CONVERTIBLE BONDS - 5.24%	Principal Amount

Food & Staples Retailing - 3.92%
Spartan Stores, Inc.
3.375%, 05/15/2027	$3,476,000	3,241,370

Health Care Equipment & Services - 1.32%
Teleflex, Inc.
3.875%, 08/01/2017	1,000,000	1,086,250
TOTAL CONVERTIBLE BONDS (Cost $4,120,968)		4,327,620

CORPORATE BONDS - 77.31%

Capital Goods - 6.78%
Chart Industries, Inc.
9.125%, 10/15/2015	2,600,000	2,679,092
Gibraltar Industries, Inc.
8.000%, 12/01/2015 (b)	3,078,000	2,924,100
		5,603,192

Commercial & Professional Services - 6.70%
Ashtead Capital, Inc.
9.000%, 08/15/2016	2,438,000	2,413,620
FTI Consulting, Inc.
7.750%, 10/01/2016	1,205,000	1,232,112
Mobile Mini, Inc.
6.875%, 05/01/2015	1,928,000	1,889,440
		5,535,172

Consumer Durables & Apparel - 11.68%
Hanesbrands, Inc.
3.770%, 12/15/2014 (b)	3,237,000	3,164,168
Levi Strauss & Co.
8.875%, 04/01/2016	1,552,000	1,567,520
Libbey Glass, Inc.
10.000%, 02/15/2015	1,750,000	1,833,125

See notes to financial statements

Intrepid Income Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2011

CORPORATE BONDS - 77.31% (continued)	Principal Amount	Value

Consumer Durables & Apparel - 11.68% (continued)
Smith & Wesson Holding Corp.
9.500%, 01/14/2016	$3,256,000	$3,076,920
		9,641,733

Consumer Services - 8.05%
Mac-Gray Corp.
7.625%, 08/15/2015	3,509,000	3,552,863
Speedway Motorsports, Inc.
8.750%, 06/01/2016	2,972,000	3,098,310
		6,651,173

Energy - 5.99%
Bill Barrett Corp.
9.875%, 07/15/2016	2,653,000	2,891,770
Petroquest Energy, Inc.
10.000%, 09/01/2017	2,120,000	2,056,400
		4,948,170

General Merchandise Stores - 2.41%
Dollar General Corp.
11.875%, 07/15/2017	1,798,000	1,986,790

Household & Personal Products - 10.36%
American Greetings Corp.
7.375%, 06/01/2016	3,204,000	3,260,070
Amscan Holdings, Inc.
8.750%, 05/01/2014	2,923,000	2,871,847
Central Garden & Pet Co.
8.250%, 03/01/2018	2,538,000	2,423,790
		8,555,707

Materials - 0.25%
Silgan Holdings, Inc.
7.250%, 08/15/2016	200,000	207,000

Media - 4.52%
Scholastic Corp.
5.000%, 04/15/2013	3,714,000	3,732,570

Pharmaceuticals, Biotechnology & Life Sciences - 2.84%
Bio-Rad Laboratories, Inc.
8.000%, 09/15/2016	2,171,000	2,344,680

Retailing - 16.64%
Collective Brands, Inc.
8.250%, 08/01/2013	3,527,000	3,522,591
HSN, Inc.
11.250%, 08/01/2016	2,904,000	3,179,880

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2011

CORPORATE BONDS - 77.31% (continued)	Principal Amount	Value

Retailing - 16.64% (continued)
PEP Boys-Manny Moe & Jack
7.500%, 12/15/2014	$3,433,000	$3,424,418
Sally Holdings LLC
9.250%, 11/15/2014	3,540,000	3,610,800
		13,737,689

Software & Services - 1.09%
CoreLogic, Inc.
7.250%, 06/01/2021	1,000,000	897,500
TOTAL CORPORATE BONDS (Cost $64,389,727)		63,841,376

REAL ESTATE INVESTMENT TRUST - 1.94%	Shares

Real Estate - 1.94%
Potlatch Corp.	50,800	1,601,216
TOTAL REAL ESTATE INVESTMENT TRUST (Cost $1,678,337)		1,601,216

SHORT-TERM INVESTMENTS - 13.78%

Money Market Funds - 13.78%
AIM STIT-Treasury Portfolio	3,264,000	3,264,000
Fidelity Institutional Money Market Funds - Money Market Portfolio	1,584,542	1,584,542
Fidelity Institutional Money Market Funds - Government Portfolio	3,264,000	3,264,000
SEI Daily Income Trust Treasury Fund	3,264,000	3,264,000
		11,376,542
TOTAL SHORT-TERM INVESTMENTS (Cost $11,376,542)		11,376,542
Total Investments - 99.64% (Cost $82,698,107)		82,284,139
Other Assets in Excess of Liabilities - 0.36%		297,714
TOTAL NET ASSETS - 100.00%		$82,581,853

Percentages are stated as a percent of net assets.
(a)	Foreign issued security.
(b)	Variable rate security. The rate listed is as of September 30, 2011.

See notes to financial statements.

Intrepid All Cap Fund

SCHEDULE OF INVESTMENTS
September 30, 2011

COMMON STOCKS - 81.25%	Shares	Value

Capital Goods - 2.63%
Oshkosh Corp. (a)	60,800	$ 956,992

Commercial & Professional Services - 3.07%
FTI Consulting, Inc. (a)	30,310	1,115,711

Consumer Services - 6.99%
International Speedway Corp. - Class A	33,400	762,856
Regis Corp.	58,976	830,972
Speedway Motorsports, Inc.	78,511	948,413
		2,542,241

Diversified Financials - 6.41%
The Bank Of New York Mellon Corp.	61,300	1,139,567
CoreLogic, Inc. (a)	111,741	1,192,276
		2,331,843

Food & Staples Retailing - 0.27%
Weis Markets, Inc.	2,606	96,578

Food, Beverage & Tobacco - 1.58%
Sara Lee Corp.	35,160	574,866

Health Care Equipment & Services - 5.13%
CR Bard, Inc.	5,220	456,959
ICU Medical, Inc. (a)	11,838	435,638
Teleflex, Inc.	18,100	973,237
		1,865,834

Household & Personal Products - 2.81%
American Greetings Corp.	29,800	551,300
Central Garden & Pet Co. - Class A (a)	66,249	469,043
		1,020,343

Insurance - 9.53%
Aspen Insurance Holdings Ltd. (b)	25,000	576,000
Baldwin & Lyons, Inc. - Class B	37,789	807,551
Brown & Brown, Inc.	52,070	926,846
The Travelers Companies, Inc.	23,645	1,152,221
		3,462,618

Media - 2.46%
Scholastic Corp.	19,600	549,388
World Wrestling Entertainment, Inc.	38,483	342,883
		892,271

Pharmaceuticals, Biotechnology & Life Sciences - 9.14%
Bio-Rad Laboratories, Inc. (a)	10,521	954,991

See notes to financial statements.

Intrepid All Cap Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2011

COMMON STOCKS - 81.25% (continued)	Shares	Value

Pharmaceuticals, Biotechnology & Life Sciences - 9.14% (continued)
Gilead Sciences, Inc. (a)	38,780	$1,504,664
Johnson & Johnson	13,550	863,271
		3,322,926

Retailing - 1.08%
Halfords Group PLC (b)	86,500	394,144

Software & Services - 16.88%
Computer Sciences Corp.	12,511	335,920
CSG Systems International, Inc. (a)(c)	73,450	928,408
EPIQ Systems, Inc.	46,765	585,966
Global Payments, Inc.	7,000	282,730
Mantech International Corp.	28,810	904,058
Microsoft Corp.	58,300	1,451,087
SAIC, Inc. (a)	69,900	825,519
Total Systems Services, Inc.	48,670	823,983
		6,137,671

Technology Hardware & Equipment - 9.19%
Dell, Inc. (a)	106,190	1,502,589
Tekelec (a)	98,724	596,293
Tellabs, Inc.	289,735	1,242,963
		3,341,845

Telecommunication Services - 4.08%
Telephone & Data Systems, Inc.	54,980	1,168,325
Telephone & Data Systems, Inc. - Special Class	16,000	316,320
		1,484,645
TOTAL COMMON STOCKS (Cost $32,552,243)		29,540,528

REAL ESTATE INVESTMENT TRUST - 2.19%

Real Estate - 2.19%
Potlatch Corp.	25,265	796,353
TOTAL REAL ESTATE INVESTMENT TRUST (Cost $780,632)		796,353

SHORT-TERM INVESTMENTS - 16.88%

Money Market Funds - 7.25%
Fidelity Institutional Money Market Funds - Government Portfolio	1,147,840	1,147,840
SEI Daily Income Trust Treasury Fund	1,489,000	1,489,000
		2,636,840

See notes to financial statements.

Intrepid All Cap Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2011

SHORT-TERM INVESTMENTS - 16.88% (continued)	Principal Amount	Value

U.S. Treasury Bills - 9.63%
0.021%, 10/13/2011 (d)	$1,000,000	$999,993
0.020%, 11/17/2011 (d)	1,000,000	999,974
0.039%, 12/22/2011 (d)	1,500,000	1,499,867
		3,499,834
TOTAL SHORT-TERM INVESTMENTS (Cost $6,136,674)		6,136,674
Total Investments - 100.32% (Cost $39,469,549)		36,473,555
Liabilities in Excess of Other Assets - (0.32)%		(117,758)
TOTAL NET ASSETS - 100.00%		$36,355,797

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	Affiliated company. See Footnote 7.
(d)	Rate shown is the effective yield based on purchase price. The calculation assumes the security is held to maturity.

See notes to financial statements.

Intrepid Funds

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2011

	Intrepid	Intrepid Small	Intrepid	Intrepid All
	Capital Fund	Cap Fund	Income Fund	Cap Fund
ASSETS:
Investments, at value(1)
Unaffiliated issuers	$262,050,440	$532,592,444	$82,284,139	$34,959,181
Affiliated issuers	18,305,303	61,414,595	—	1,514,374
Income receivable	1,753,569	116,389	1,462,950	9,970
Receivable from fund shares sold	326,570	1,926,365	—	25,134
Receivable from investments sold	—	2,634,553	—	—
Other assets	24,840	60,897	18,781	17,650
Total assets	282,460,722	598,745,243	83,765,870	36,526,309

LIABILITIES:
Depreciation on forward currency contracts	333,116	189,257	—	—
Payable for fund shares redeemed	106,574	1,424,028	23,525	59,316
Payable for investment securities purchased	1,023,949	3,644,852	1,040,768	—
Payable to Investment Adviser	216,738	450,032	42,195	35,118
Accrued distribution fees	32,463	79,457	1,895	23,218
Other expenses	175,004	345,271	75,634	52,860
Total liabilities	1,887,844	6,132,897	1,184,017	170,512
Total net assets	$280,572,878	$592,612,346	$82,581,853	$36,355,797

NET ASSETS CONSIST OF:
Capital stock	$276,586,171	$552,898,886	$81,921,803	$37,868,786
Accumulated net investment loss	(129,259)	(9,691)	(100,265)	—
Accumulated undistributed net realized
gain on investments	17,467,346	65,957,049	1,174,283	1,483,005
Unrealized depreciation on:
Investments and foreign currency translation	(13,018,264)	(26,044,641)	(413,968)	(2,995,994)
Forward currency contracts	(333,116)	(189,257)	—	—
Total net assets	$280,572,878	$592,612,346	$82,581,853	$36,355,797

Investor Class
Net Assets	$198,897,843	$542,883,134	$32,131,176	$36,355,797
Shares outstanding	18,593,483	35,579,022	3,331,246	3,939,121

Institutional Class
Net Assets	$81,675,035	$49,729,212	$50,450,677	—
Shares outstanding	7,631,558	3,242,349	5,236,971	—

Total shares outstanding (unlimited shares
of no par value authorized)	26,225,041	38,821,371	8,568,217	3,939,121

Investor Class Net asset value, offering
and redemption price per share	$10.70	$15.26	$9.65	$9.23

Institutional Class Net asset value, offering
and redemption price per share	$10.70	$15.34	$9.63	N/A

(1) Cost of Investments:
Unaffiliated issuers	$273,538,992	$556,722,878	$82,698,107	$37,617,991
Affiliated issuers	19,835,015	63,328,722	—	1,851,558

See notes to financial statements.

Intrepid Funds

STATEMENT OF OPERATIONS
For the year ended September 30, 2011

	Intrepid	Intrepid Small	Intrepid	Intrepid All
	Capital Fund	Cap Fund	Income Fund	Cap Fund
INVESTMENT INCOME:
Dividend income*
Unaffiliated issuers	$2,860,580	$5,822,733	$1,262	$394,616
Affiliated issuers (See Note 7)	120,891	348,149	—	6,398
Interest income	5,679,443	225,261	4,024,975	5,795
Total investment income	8,660,914	6,396,143	4,026,237	406,809

Advisory fees (See Note 3)	3,074,092	7,032,158	587,060	335,520
Distribution (12b-1) fees - Investor Class Only	532,359	1,610,095	79,285	83,880
Administration fees	268,220	579,346	70,084	35,622
Shareholder servicing fees and expenses	86,095	201,103	45,450	22,911
Fund accounting fees	82,593	177,375	20,978	9,705
Federal and state registration	65,752	105,805	42,817	24,954
Reports to shareholders	38,826	127,402	12,021	4,290
Custody fees	38,507	99,614	10,036	6,449
Audit fees	29,763	29,906	31,258	31,252
Trustees fees and expenses	17,033	38,043	3,750	1,600
Insurance	12,302	32,272	4,009	1,661
Legal fees	8,514	7,744	7,838	7,353
Miscellaneous	4,814	9,511	2,542	978
Total expenses before Adviser reimbursement	4,258,870	10,050,374	917,128	566,175
Expenses reimbursed by Adviser (See Note 3)	(191,305)	(353,297)	(132,953)	(50,039)
Net expenses	4,067,565	9,697,077	784,175	516,136
Net investment income (loss)	4,593,349	(3,300,934)	3,242,062	(109,327)

NET REALIZED AND UNREALIZED
LOSS ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	19,428,527	77,009,875	1,464,635	1,774,078
Investments in affiliated issuers (See Note 7)	60,606	2,262,011	—	32,455
Foreign currency translation	(5,171)	(9,691)	—	—
Net change in unrealized
appreciation (depreciation) on:
Investments	(16,264,061)	(46,191,798)	(3,035,588)	(4,913,870)
Foreign currency translation	(8,931,614)	(23,574,322)	466,319	235,229
Forward currency contracts	(333,116)	(189,257)	—	—
Net realized and unrealized gain (loss)	(6,044,829)	9,306,818	(1,104,634)	(2,872,108)
Net increase (decrease) in net assets
resulting from operations	$(1,451,480)	$6,005,884	$2,137,428	$(2,981,435)
* Net of foreign taxes withheld	$70,193	$151,328	$—	$47

See notes to financial statements.

Intrepid Capital Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2011	September 30, 2010
OPERATIONS:
Net investment income	$4,593,349	$2,071,797
Net realized gain on investments
and foreign currency translation	19,483,962	6,539,202
Net change in unrealized appreciation (depreciation)	(25,528,791)	8,304,278
Net increase (decrease) in assets resulting from operations	(1,451,480)	16,915,277

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income - Investor Class	(3,282,777)	(1,528,635)
From net investment income - Institutional Class	(1,658,534)	(500,632)
From net realized gain - Investor Class	(5,139,117)	(1,340,955)
From net realized gain - Institutional Class	(2,698,136)	—
Total distributions	(12,778,564)	(3,370,222)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Investor Class	171,894,883	113,372,364
Proceeds from shares sold - Institutional Class	16,606,353	85,000,112
Proceeds from shares issued to holders in
reinvestment of dividends - Investor Class	6,558,863	2,791,918
Proceeds from shares issued to holders in
reinvestment of dividends - Institutional Class	4,174,562	490,771
Cost of shares redeemed - Investor Class(1)	(104,984,253)	(65,483,812)
Cost of shares redeemed - Institutional Class(2)	(22,690,694)	(1,071,293)
Net increase in net assets from capital share transactions	71,559,714	135,100,060

TOTAL INCREASE IN NET ASSETS	57,329,670	148,645,115

NET ASSETS:
Beginning of period	223,243,208	74,598,093
End of period (including accumulated net
investment loss of $129,259 and $41,745)	$280,572,878	$223,243,208

(1)	Net of redemption fees of $13,692 and $11,132, respectively.
(2)	Net of redemption fees of $0 and $89, respectively.

See notes to financial statements.

Intrepid Small Cap Fund

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Year Ended	Year Ended
	September 30, 2011	September 30, 2010
OPERATIONS:
Net investment loss	$(3,300,934)	$(460,174)
Net realized gain on investments
and foreign currency translation	79,262,195	31,876,982
Net change in unrealized appreciation (depreciation)	(69,955,377)	21,128,036
Net increase in assets resulting from operations	6,005,884	52,544,844

DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gain - Investor Class	(35,837,950)	(15,410,520)
From net realized gain - Institutional Class	(3,297,726)	(1,109,829)
Total distributions	(39,135,676)	(16,520,349)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Investor Class	410,720,841	405,020,428
Proceeds from shares sold - Institutional Class	32,171,293	58,722,103
Proceeds from shares issued to holders in
reinvestment of dividends - Investor Class	34,530,261	15,345,033
Proceeds from shares issued to holders in
reinvestment of dividends - Institutional Class	2,816,212	763,385
Cost of shares redeemed - Investor Class(1)	(383,021,308)	(183,915,625)
Cost of shares redeemed - Institutional Class(2)	(35,582,656)	(10,750,985)
Net increase in net assets from capital share transactions	61,634,643	285,184,339

TOTAL INCREASE IN NET ASSETS	28,504,851	321,208,834

NET ASSETS:
Beginning of period	564,107,495	242,898,661
End of period (including accumulated net
investment loss of $9,691 and $2,150)	$592,612,346	$564,107,495

(1)	Net of redemption fees of $89,462 and $86,002, respectively.
(2)	Net of redemption fees of $611 and $1,432, respectively.

See notes to financial statements.

Intrepid Income Fund

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Year Ended	Year Ended
	September 30, 2011	September 30, 2010
OPERATIONS:
Net investment income	$3,242,062	$3,198,163
Net realized gain on investments	1,464,635	749,294
Net change in unrealized appreciation (depreciation)	(2,569,269)	997,621
Net increase in assets resulting from operations	2,137,428	4,945,078

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income - Investor Class	(1,255,010)	(2,981,587)
From net investment income - Institutional Class	(2,111,551)	(289,317)
From net realized gain - Investor Class	(3,454)	—
From net realized gain - Institutional Class	(5,496)	—
Total distributions	(3,375,511)	(3,270,904)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Investor Class	20,528,246	19,667,919
Proceeds from shares sold - Institutional Class	38,461,065	24,799,020
Proceeds from shares issued to holders in
reinvestment of dividends - Investor Class	1,106,532	2,976,130
Proceeds from shares issued to holders in
reinvestment of dividends - Institutional Class	2,116,255	289,317
Cost of shares redeemed - Investor Class(1)	(30,588,699)	(36,768,759)
Cost of shares redeemed - Institutional Class(2)	(14,206,335)	(206,600)
Net increase in net assets from capital share transactions	17,417,064	10,757,027

TOTAL INCREASE IN NET ASSETS	16,178,981	12,431,201

NET ASSETS:
Beginning of period	66,402,872	53,971,671
End of period (including accumulated net
investment gain (loss) of $(100,265) and $19,483)	$82,581,853	$66,402,872

(1)	Net of redemption fees of $96 and $240, respectively.
(2)	Net of redemption fees of $0 and $0, respectively.

See notes to financial statements.

Intrepid All Cap Fund

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Year Ended	Year Ended
	September 30, 2011	September 30, 2010
OPERATIONS:
Net investment loss	$(109,327)	$(98,643)
Net realized gain on investments	1,806,533	2,121,195
Net change in unrealized appreciation (depreciation)	(4,678,641)	598,800
Net increase (decrease) in assets resulting from operations	(2,981,435)	2,621,352

DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gain	(1,803,667)	(112,042)
Total distributions	(1,803,667)	(112,042)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	25,794,768	6,591,111
Proceeds from shares issued to
holders in reinvestment of dividends	1,803,339	112,042
Cost of shares redeemed(1)	(7,858,138)	(4,263,941)
Net increase in net assets from capital share transactions	19,739,969	2,439,212

TOTAL INCREASE IN NET ASSETS	14,954,867	4,948,522

NET ASSETS:
Beginning of period	21,400,930	16,452,408
End of period (including accumulated net
investment gain of $0 and $0)	$36,355,797	$21,400,930

(1)	Net of redemption fees of $206 and $118, respectively.

See notes to financial statements.

Intrepid Capital Fund − Investor Class

FINANCIAL HIGHLIGHTS

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

	Year Ended September 30,
	2011	2010	2009	2008	2007
NET ASSET VALUE:
Beginning of period	$11.09	$9.99	$9.67	$10.55	$10.18
OPERATIONS:
Net investment income(1)	0.16	0.16	0.23	0.18	0.47
Net realized and unrealized
gain (loss) on investment securities	(0.05)	1.24	0.52	(0.30)	0.55
Total from operations(2)	0.11	1.40	0.75	(0.12)	1.02
LESS DISTRIBUTIONS:
From net investment income	(0.17)	(0.15)	(0.23)	(0.18)	(0.47)
From net realized gains	(0.33)	(0.15)	(0.20)	(0.58)	(0.18)
Total distributions	(0.50)	(0.30)	(0.43)	(0.76)	(0.65)
NET ASSET VALUE:
End of period	$10.70	$11.09	$9.99	$9.67	$10.55
Total return	0.74%	14.27%	8.85%	(1.41)%	10.10%
Net assets at end of period (000s omitted)	$198,898	$136,991	$74,598	$36,498	$33,482
RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.46%	1.53%	1.71%	1.79%	1.95%
After expense
reimbursement/recoupment	1.40%	1.45%	1.80%	1.95%	1.95	%(3)
RATIO OF NET INVESTMENT
INCOME TO AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.37%	1.54%	2.79%	1.95%	4.35%
After expense
reimbursement/recoupment	1.43%	1.62%	2.70%	1.79%	4.35	%(3)
Portfolio turnover rate	88%	54%	60%	86%	40%

(1)	Net investment income per share is calculated using the ending balances prior to consideration or adjustment for permanent book-to-tax differences.
(2)	Total from investment operations per share includes redemption fees of less than $0.01 per share for each of the five years ended September 30, 2011, 2010, 2009, 2008 and 2007.
(3)	The recouped amount is less than .01%.

See notes to financial statements.

Intrepid Capital Fund − Institutional Class

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

	Year	April 30, 2010(1)
	Ended	through
	September 30,	September 30,
	2011	2010
NET ASSET VALUE:
Beginning of period	$11.10	$11.17
OPERATIONS:
Net investment income(2)	0.18	0.07
Net realized and unrealized loss on investment securities	(0.05)	(0.06)
Total from operations(3)	0.13	0.01
LESS DISTRIBUTIONS:
From net investment income	(0.20)	(0.08)
From net realized gains	(0.33)	—
Total distributions	(0.53)	(0.08)
NET ASSET VALUE:
End of period	$10.70	$11.10
Total return	0.93%	0.09	%(4)
Net assets at end of period (000s omitted)	$81,675	$86,252
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before expense reimbursement	1.21%	1.31	%(5)
After expense reimbursement	1.15%	1.15	%(5)
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before expense reimbursement	1.58%	1.66	%(5)
After expense reimbursement	1.64%	1.82	%(5)
Portfolio turnover rate	88%	54	%(4)

(1)	Commencement of Operations.
(2)	Net investment income per share is calculated using the ending balances prior to consideration or adjustment for permanent book-to-tax differences.
(3)	Includes redemption fees of less than $0.01 per share for the period ended September 30, 2010.
(4)	Not annualized.
(5)	Annualized.

See notes to financial statements.

Intrepid Small Cap Fund − Investor Class

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

	Year Ended September 30,
	2011	2010	2009	2008	2007
NET ASSET VALUE:
Beginning of period	$15.98	$14.66	$11.60	$12.04	$10.37
OPERATIONS:
Net investment income (loss)(1)	(0.09)	(0.02)	(0.01)	0.04	0.14
Net realized and unrealized
gain on investment securities	0.32	2.18	3.32	0.07	1.57
Total from operations(2)	0.23	2.16	3.31	0.11	1.71
LESS DISTRIBUTIONS:
From net investment income	—	—	(0.02)	(0.11)	(0.04)
From net realized gains	(0.95)	(0.84)	(0.23)	(0.44)	—
Total distributions	(0.95)	(0.84)	(0.25)	(0.55)	(0.04)
NET ASSET VALUE:
End of period	$15.26	$15.98	$14.66	$11.60	$12.04
Total return	1.02%	15.30%	29.35%	0.74%	16.46%
Net assets at end of period (000s omitted)	$542,883	$511,726	$242,899	$20,494	$5,387
RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.45%	1.49%	1.62%	2.28%	4.80%
After expense
reimbursement/recoupment	1.40%	1.40%	1.57%	1.95%	1.95%
RATIO OF NET INVESTMENT INCOME
(LOSS) TO AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	(0.54)%	(0.23)%	(0.16)%	0.24%	(1.27)%
After expense
reimbursement/recoupment	(0.49)%	(0.14)%	(0.11)%	0.57%	1.58%
Portfolio turnover rate	88%	61%	163%	159%	126%

(1)	Net investment income (loss) per share is calculated using the ending balances prior to consideration or adjustment for permanent book-to-tax differences.
(2)	Total from investment operations per share includes redemption fees of less than $0.01 per share for each of the five years ended September 30, 2011, 2010, 2009, 2008 and 2007.

See notes to financial statements.

Intrepid Small Cap Fund − Institutional Class

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

	Year	November 3, 2009(1)
	Ended	through
	September 30,	September 30,
	2011	2010
NET ASSET VALUE:
Beginning of period	$16.02	$14.52
OPERATIONS:
Net investment income (loss)(2)	(0.02)	0.01
Net realized and unrealized gain on investment securities	0.29	2.33
Total from operations(3)	0.27	2.34
LESS DISTRIBUTIONS:
From net investment income	—	—
From net realized gains	(0.95)	(0.84)
Total distributions	(0.95)	(0.84)
NET ASSET VALUE:
End of period	$15.34	$16.02
Total return	1.28%	16.70	%(4)
Net assets at end of period (000s omitted)	$49,729	$52,381
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before expense reimbursement	1.20%	1.26	%(5)
After expense reimbursement	1.15%	1.15	%(5)
RATIO OF NET INVESTMENT INCOME (LOSS)
TO AVERAGE NET ASSETS:
Before expense reimbursement	(0.29)%	0.01	%(5)
After expense reimbursement	(0.24)%	0.12	%(5)
Portfolio turnover rate	88%	61	%(4)

(1)	Commencement of Operations.
(2)	Net investment income per share is calculated using the ending balances prior to consideration or adjustment for permanent book-to-tax differences.
(3)	Total from investment operations per share includes redemption fees of less than $0.01 for the year ended September 30, 2011 and the period ended September 30, 2010.
(4)	Not annualized.
(5)	Annualized.

See notes to financial statements.

Intrepid Income Fund − Investor Class

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

							July 2, 2007(1)
	Year Ended September 30,						through
							September 30,
	2011		2010	2009	2008		2007
NET ASSET VALUE:
Beginning of period	$9.77		$9.51	$9.43	$9.94		$10.00
OPERATIONS:
Net investment income(2)	0.41		0.52	0.57	0.46		0.13
Net realized and unrealized
gain (loss) on investment securities	(0.13)		0.24	0.09	(0.51)		(0.06)
Total from operations(3)	0.28		0.76	0.66	(0.05)		0.07
LESS DISTRIBUTIONS:
From net investment income	(0.40)		(0.50)	(0.58)	(0.46)		(0.13)
From net realized gains	(0.00	)(4)	—	—	(0.00	)(4)	—
Total distributions	(0.40)		(0.50)	(0.58)	(0.46)		(0.13)
NET ASSET VALUE:
End of period	$9.65		$9.77	$9.51	$9.43		$9.94
Total return	2.86%		8.10%	7.67%	(0.55)%		0.67	%(5)
Net assets at end of period (000s omitted)	$32,131		$41,456	$53,972	$28,743		$21,872
RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense reimbursement	1.31%		1.33%	1.45%	1.61%		2.19	%(6)
After expense reimbursement	1.15%		1.24%	1.25%	1.25%		1.25	%(6)
RATIO OF NET INVESTMENT
INCOME TO AVERAGE NET ASSETS:
Before expense reimbursement	3.80%		4.95%	6.53%	4.62%		4.51	%(6)
After expense reimbursement	3.96%		5.04%	6.73%	4.98%		5.45	%(6)
Portfolio turnover rate	77%		67%	45%	44%		12	%(5)

(1)	Commencement of Operations.
(2)	Net investment income per share is calculated using the ending balances prior to consideration or adjustment for permanent book-to-tax differences.
(3)	Total from investment operations per share includes redemption fees of less than $0.01 per share for each of the three years ended September 30, 2011, 2010 and 2009.
(4)	The amount represents less than $0.01 per share.
(5)	Not annualized.
(6)	Annualized.

See notes to financial statements.

Intrepid Income Fund − Institutional Class

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

	Year		August 16, 2010(1)
	Ended		through
	September 30,		September 30,
	2011		2010
NET ASSET VALUE:
Beginning of period	$9.77		$9.73
OPERATIONS:
Net investment income(2)	0.38		0.05
Net realized and unrealized gain (loss) on investment securities	(0.09)		0.10
Total from operations	0.29		0.15
LESS DISTRIBUTIONS:
From net investment income	(0.43)		(0.11)
From net realized gains	(0.00	)(3)	—
Total distributions	(0.43)		(0.11)
NET ASSET VALUE:
End of period	$9.63		$9.77
Total return	2.97%		1.59	%(4)
Net assets at end of period (000s omitted)	$50,451		$24,947
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before expense reimbursement	1.07%		1.22	%(5)
After expense reimbursement	0.90%		0.90	%(5)
RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before expense reimbursement	4.09%		4.56	%(5)
After expense reimbursement	4.26%		4.88	%(5)
Portfolio turnover rate	77%		67	%(4)

(1)	Commencement of Operations.
(2)	Net investment income per share is calculated using the ending balances prior to consideration or adjustment for permanent book-to-tax differences.
(3)	The amount represents less than $0.01 per share.
(4)	Not annualized.
(5)	Annualized.

See notes to financial statements.

Intrepid All Cap Fund

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

				October 31, 2007(1)
	Year Ended September 30,			through
				September 30,
	2011	2010	2009	2008
NET ASSET VALUE:
Beginning of period	$10.23	$9.03	$8.74	$10.00
OPERATIONS:
Net investment income (loss)(2)	(0.03)	(0.05)	0.01	0.02
Net realized and unrealized
gain (loss) on investment securities	(0.16)	1.30	0.30	(1.27)
Total from operations(3)	(0.19)	1.25	0.31	(1.25)
LESS DISTRIBUTIONS:
From net investment income	—	—	(0.02)	(0.01)
From net realized gains	(0.81)	(0.05)	—	—
Total distributions	(0.81)	(0.05)	(0.02)	(0.01)
NET ASSET VALUE:
End of period	$9.23	$10.23	$9.03	$8.74
Total return	(2.61)%	13.93%	3.53%	(12.50	)%(4)
Net assets at end of period (000s omitted)	$36,356	$21,401	$16,452	$6,250
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before expense reimbursement/recoupment	1.69%	1.98%	2.65%	2.99	%(5)
After expense reimbursement/recoupment	1.54%	1.95%	1.95%	1.95	%(5)
RATIO OF NET INVESTMENT INCOME
(LOSS) TO AVERAGE NET ASSETS:
Before expense reimbursement/recoupment	(0.48)%	(0.52)%	(0.65)%	(0.80	)%(5)
After expense reimbursement/recoupment	(0.33)%	(0.49)%	0.05%	0.24	%(5)
Portfolio turnover rate	74%	82%	93%	85	%(4)

(1)	Commencement of Operations.
(2)	Net investment income (loss) per share is calculated using the ending balances prior to consideration or adjustment for permanent book-to-tax differences.
(3)	Total from investment operations per share includes redemption fees of less than $0.01 per share for each of the three years ended September 30, 2011, 2010 and 2009.
(4)	Not annualized.
(5)	Annualized.

See notes to financial statements.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS
September 30, 2011

1.	ORGANIZATION

Intrepid Capital Management Funds Trust (the “Trust”) was organized as a Delaware Statutory Trust on August 27, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies.  At September 30, 2011, the Trust consisted of four series (the “Funds”): Intrepid Capital Fund, Intrepid Small Cap Fund, Intrepid Income Fund and Intrepid All Cap Fund.  The Intrepid Capital Fund’s Investor Class commenced operations on January 3, 2005, the Intrepid Capital Fund’s Institutional Class commenced operations on April 30, 2010, the Intrepid Small Cap Fund’s Investor Class commenced operations on October 3, 2005, the Intrepid Small Cap Fund’s Institutional Class commenced operations on November 3, 2009, the Intrepid Income Fund’s Investor Class commenced operations on July 2, 2007, the Intrepid Income Fund’s Institutional Class commenced operations on August 16, 2010 and the Intrepid All Cap Fund commenced operations on October 31, 2007.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.  These policies are in conformity with accounting principles generally accepted in the United States (“GAAP”).

Valuation of Securities

The Trust has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below.

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Equity investments, including common stocks, preferred stocks, foreign issued common stocks, exchange-traded funds, closed end mutual funds and real estate investments trusts, which are traded on an exchange are valued at the last sale price reported by the exchange on which the securities are primarily traded on the day of valuation.  If there are no sales on a given day for securities traded on an exchange, the latest bid quotation will be used.  If there is no Nasdaq Official Closing Price for a Nasdaq-listed security or sale price available for an over-the-counter security, the mean of the latest bid and asked quotations from Nasdaq will be used.  When using the market quotations or closing price provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security.

Investment in mutual funds, including money market funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the Funds and will be classified as Level 1 securities.

Debt securities, such as corporate bonds, convertible bonds and U.S. government agency issues for which market quotations are not readily available may be valued based on information supplied by independent pricing services using matrix pricing formulas and/or independent broker bid quotations.  Debt securities with remaining maturities of 60 days or less may be valued on an amortized cost basis, which involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating rates on the fair value of the instrument.  These securities will generally be classified as Level 2 securities.

Forward currency contracts derive their value from the underlying currency prices.  These are valued by a pricing service using pricing models.  The models use inputs that are observed from active markets, such as exchange rates.  These contracts are classified as Level 2.

Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser pursuant to procedures established under the general supervision and responsibility of the Funds’ Board of Trustees and will be classified as Level 3 securities.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2011

The inputs of methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of September 30, 2011, in valuing the Funds’ investments carried at fair value:

The Intrepid Capital Fund
	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$176,126,794	$—	—	$176,126,794
Total Convertible Bonds*	—	2,891,682	—	2,891,682
Total Corporate Bonds*	—	79,485,866	—	79,485,866
Total Real Estate Investment Trust	5,744,079	—	—	5,744,079
Total Money Market Funds	16,107,322	—	—	16,107,322
Total Investments in Securities	$197,978,195	$82,377,548	—	$280,355,743

Other Financial Instruments**
Total Forward Currency Contracts	$—	$(333,116)	—	$(333,116)

The Intrepid Small Cap Fund
	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$413,475,638	$—	—	$413,475,638
Total Real Estate Investment Trust	11,865,105	—	—	11,865,105
Total U.S. Treasury Bills	—	110,980,155	—	110,980,155
Total Money Market Funds	57,686,141	—	—	57,686,141
Total Investment in Securities	$483,026,884	$110,980,155	—	$594,007,039

Other Financial Instruments**
Total Forward Currency Contracts	$—	$(189,257)	—	$(189,257)

The Intrepid Income Fund
	Level 1	Level 2	Level 3	Total
Total Common Stock*	$820,185	$—	—	$820,185
Total Preferred Stock*	317,200	—	—	317,200
Total Convertible Bonds*	—	4,327,620	—	4,327,620
Total Corporate Bonds*	—	63,841,376	—	63,841,376
Total Real Estate Investment Trust	1,601,216	—	—	1,601,216
Total Money Market Funds	11,376,542	—	—	11,376,542
Total Investment in Securities	$14,115,143	$68,168,996	—	$82,284,139

The Intrepid All Cap Fund
	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$29,540,528	$—	—	$29,540,528
Total Real Estate Investment Trust	796,353	—	—	796,353
Total U.S. Treasury Bills	—	3,499,834	—	3,499,834
Total Money Market Funds	2,636,840	—	—	2,636,840
Total Investment in Securities	$32,973,721	$3,499,834	—	$36,473,555

*	For further information regarding security characteristics, please see the Schedules of Investments.
**
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as forward currency contracts, which are reflected at the unrealized appreciation (depreciation) on the instrument.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2011

There were no transfers of securities between levels during the period ended September 30, 2011.  The Funds did not hold any Level 3 securities during the period ended September 30, 2011.  The Funds recognize transfers between levels at the end of the reporting period.

Derivative Instruments and Hedging Activities

The Funds’ adviser may use derivative instruments, such as forward currency contracts, as a means to manage exposure to  exchange rate risk.  During the fiscal year ended September 30, 2011, only the Intrepid Capital Fund and Intrepid Small Cap Fund held derivative instruments.

Balance Sheet – Values of Derivative Instruments as of September 30, 2011

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for	Balance Sheet		Balance Sheet
as hedging instruments	Location	Value	Location	Value

Intrepid Capital Fund
			Depreciation of forward
Forward Currency Contracts		$—	currency contracts	$(333,116)
Total		$—		$(333,116)

Intrepid Small Cap Fund

		Depreciation of forward
Forward Currency Contracts	$—	currency contracts	$(189,257)
Total	$—		$(189,257)

Effect of Derivative Instruments on the Statement of Operations for the Year Ended September 30, 2011

Change in Unrealized Depreciation on Forward Currency Contracts

Intrepid Capital Fund	$(333,116)
Intrepid Small Cap Fund	$(189,257)

The average monthly notional amount of forward currency contracts during the year ended September 30, 2011 were as follows:

Long Positions	Intrepid Capital Fund	Intrepid Small Cap Fund
Forward currency contracts	$1,722,186	$2,180,074
Short Positions	Intrepid Capital Fund	Intrepid Small Cap Fund
Forward currency contracts	$(5,000,000)	$(29,072,332)

Derivatives Risk

The risks of using the types of derivatives in which the Funds may engage include the risk that movements in the value of the derivative may not fully offset or complement instruments currently held in the Funds in the manner intended by the Adviser; the risk that the counterparty to a derivative contract may fail to comply with their obligations to the Fund; the risk that the derivative may not possess a liquid secondary market at a time when the Fund would look to disengage the position; the risk that additional capital from the Fund may be called upon to fulfill the conditions of the derivative contract; and the risk that the cost of the derivative contracts may reduce the overall returns experienced by the Funds.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2011

date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Indemnification

In the normal course of business the Funds enter into contracts that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims against the fund that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

Foreign Currency Transactions

The books and records are maintained in U.S. dollars.  Foreign currency denominated transactions (i.e. market value of investment securities, assets and liabilities, purchases and sales of investment securities and income and expenses) are translated into U.S. dollars at the current rate of exchange.  The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Securities Transactions and Investment Income

The Funds record security transactions based on trade date.   Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective yield method.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.  Net realized gains or losses are determined using the identified cost method.

Distribution to Shareholder Policy

Dividends from net investment income, if any, are declared and paid quarterly.  Distributions of net realized capital gains, if any, are declared and paid at least annually.

Federal Income Taxes

The Funds comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from Federal income taxes.

Allocation of Income, Expenses, and Gains/Losses

Income, expenses (other than those deemed to be attributable to a specific share class), and gains and losses of each Fund are allocated to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of that Fund.  Expenses deemed directly attributable to a specific share class of shares are charged against the operations of such class.  Most Fund expenses are allocated by class based on relative net assets.

Subsequent Events Evaluation

In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events after the statement of assets and liabilities date of September 30, 2011.  This evaluation did not result in any subsequent events that necessitated disclosure and / or adjustments.

3.	INVESTMENT ADVISER

The Trust has an Investment Advisory Agreement (the “Agreement”) with Intrepid Capital Management, Inc. (the “Adviser”), with whom certain officers and Trustees of the Trust are affiliated, to furnish investment advisory services to the Funds.  Under the terms of the Agreement, the Trust, on behalf of the Funds, compensates the Adviser for its management services on the Intrepid Capital Fund and Intrepid All Cap Fund at the annual rate of 1.00% on the first $500 million of average daily net assets and 0.80% on the Fund’s average daily net assets in excess of $500 million, on the Intrepid Small Cap Fund at an annual rate of 1.00% of average daily net assets, and on Intrepid Income Fund at the annual rate of 0.75% of average daily net assets.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2011

For the Intrepid Capital Fund and the Intrepid Small Cap Fund, the Adviser agreed to waive its management fee and/or reimburse other expenses of each of the Funds, including organization expenses, to the extent necessary to ensure that each Fund’s operating expenses did not exceed 1.40% of each Fund’s Investor Class’s average daily net assets and 1.15% of average daily net assets of each Fund’s Institutional Class.  The Capital Fund’s Investor Class’s expenses were previously capped at 1.50% of average daily net assets for the period from October 1, 2009 through November 30, 2009.  The expense limitation agreement was subsequently lowered to 1.49% of average daily net assets until April 30, 2010 when it was lowered to the current level.  The Small Cap Fund’s Investor Class’s expenses were previously capped at 1.45% of average daily net assets for the period of October 1, 2009 through November 2, 2009.  For the Intrepid Income Fund, the Adviser agreed to waive its management fee and/or reimburse other expenses of the Fund, including organization expense, to the extent necessary to ensure that the Fund’s operating expenses did not exceed 1.15% of average daily net assets of the Investor Class and 0.90% of average daily net assets of the Institutional Class.  The Investor Class’s expenses were previously capped at 1.25% of average daily net assets of the Investor’s Class’s average daily assets for the period of October 1, 2009 through August 16, 2010.  Effective January 31, 2011, the Advisor agreed to waive its management fee and/or reimburse other expenses of the Intrepid All Cap Fund, including organization expense, to the extent necessary to ensure that the Fund’s operating expenses did not exceed 1.40% of average daily assets.  The Fund’s expenses were previously capped at 1.95% of average daily net assets.  Any such waivers or reimbursements for the Funds are subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses on a monthly basis during the fiscal year are less than the respective expense cap limitations, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.  Waived/reimbursed expenses subject to potential recovery by year of expiration are as follows:

	Year of Expiration
	9/30/12	9/30/13	9/30/14
Intrepid Capital Fund	$ —	$119,037	$191,305
Intrepid Small Cap Fund	77,189	349,588	353,297
Intrepid Income Fund	77,259	63,406	132,953
Intrepid All Cap Fund	56,937	14,971	58,383

4.	DISTRIBUTION PLAN

The Trust, on behalf of the Funds, has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which provides that the Funds may reimburse the Funds’ distributor or others at an annual rate of up to 0.25% of the average daily net assets of the Investor Class of the Capital Fund, Small Cap Fund and Income Funds and the sole class of the All Cap Fund.

Quasar Distributors, LLC serves as the distributor to the Funds.  Quasar Distributors, LLC is an affiliated company of U.S. Bank, N.A.

5.	INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities (excluding short-term securities) by the Funds for the year ended September 30, 2011 were as follows:

	Non-U.S. Government
	Purchases	Sales
Intrepid Capital Fund	$318,333,019	$230,159,618
Intrepid Small Cap Fund	420,793,129	465,156,024
Intrepid Income Fund	67,332,165	43,114,256
Intrepid All Cap Fund	34,593,415	19,248,568

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
SEPTEMBER 30, 2011

6.	CAPITAL SHARE TRANSACTIONS

Intrepid Capital Fund - Investor Class
	Year Ended	Year Ended
	September 30, 2011	September 30, 2010
Shares sold	14,963,704	10,617,478
Shares issued to holders in reinvestment of dividends	575,079	266,122
Shares redeemed	(9,300,536)	(5,997,555)
Net increase in shares	6,238,247	4,886,045
Shares outstanding:
Beginning of period	12,355,236	7,469,191
End of period	18,593,483	12,355,236

Intrepid Capital Fund - Institutional Class
	Year Ended	Period Ended
	September 30, 2011	September 30, 2010(1)
Shares sold	1,455,274	7,827,104
Shares issued to holders in reinvestment of dividends	365,664	44,882
Shares redeemed	(1,962,177)	(99,189)
Net increase (decrease) in shares	(141,239)	7,772,797
Shares outstanding:
Beginning of period	7,772,797	—
End of period	7,631,558	7,772,797

(1)	Share class commenced operations on April 30, 2010.

Intrepid Small Cap Fund - Investor Class
	Year Ended	Year Ended
	September 30, 2011	September 30, 2010
Shares sold	24,900,620	26,687,941
Shares issued to holders in reinvestment of dividends	2,102,939	1,049,591
Shares redeemed	(23,445,516)	(12,285,903)
Net increase in shares	3,558,043	15,451,629
Shares outstanding:
Beginning of period	32,020,979	16,569,350
End of period	35,579,022	32,020,979

Intrepid Small Cap Fund - Institutional Class

	Year Ended	Period Ended
	September 30, 2011	September 30, 2010(2)
Shares sold	1,944,014	3,906,906
Shares issued to holders in reinvestment of dividends	170,990	52,180
Shares redeemed	(2,141,695)	(690,046)
Net increase (decrease) in shares	(26,691)	3,269,040
Shares outstanding:
Beginning of period	3,269,040	—
End of period	3,242,349	3,269,040

(2)	Share class commenced operations on November 3, 2009.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
SEPTEMBER 30, 2011

Intrepid Income Fund - Investor Class
	Year Ended	Year Ended
	September 30, 2011	September 30, 2010
Shares sold	2,086,436	2,034,241
Shares issued to holders in reinvestment of dividends	113,064	307,125
Shares redeemed	(3,111,349)	(3,774,970)
Net decrease in shares	(911,849)	(1,433,604)
Shares outstanding:
Beginning of period	4,243,095	5,676,699
End of period	3,331,246	4,243,095

Intrepid Income Fund - Institutional Class
	Year Ended	Period Ended
	September 30, 2011	September 30, 2010(3)
Shares sold	3,912,770	2,546,032
Shares issued to holders in reinvestment of dividends	216,429	29,643
Shares redeemed	(1,446,807)	(21,096)
Net increase in shares	2,682,392	2,554,579
Shares outstanding:
Beginning of period	2,554,579	—
End of period	5,236,971	2,554,579

(3)	Share class commenced operations on August 16, 2010.

Intrepid All Cap Fund
	Year Ended	Year Ended
	September 30, 2011	September 30, 2010
Shares sold	2,447,696	681,479
Shares issued to holders in reinvestment of dividends	175,935	11,769
Shares redeemed	(776,725)	(423,543)
Net increase in shares	1,846,906	269,705
Shares outstanding:
Beginning of period	2,092,215	1,822,510
End of period	3,939,121	2,092,215

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
SEPTEMBER 30, 2011

7.	TRANSACTIONS WITH AFFILIATES

The following issuers are affiliated with the Funds; that is, the Adviser had control of 5% or more of the outstanding voting securities during the period from October 1, 2010 through September 30, 2011.  As defined in Section (2)(a)(3) of the Investment Company Act of 1940; such issues are:

Intrepid Capital Fund
	Share			Share
	Balance			Balance at			Value at	Cost at
	at Oct. 1,			Sept. 30,	Dividend	Realized	Sept. 30,	Sept. 30,
Issuer Name	2010	Additions	Reductions	2011	Income	Gain/(Loss)	2011	2011
AMERISAFE, Inc.	—	305,405	—	305,405	$—	$—	$5,622,506	$5,595,311
CSG Systems
International, Inc.	97,325	401,625	—	498,950	—	—	6,306,728	8,366,227
EPIQ Systems,
Inc. (a)	332,880	100,130	(81,100)	351,910	52,090	144,158	4,409,432	4,295,709
Midas, Inc. (a)	205,526	—	(205,526)	—	—	(83,552)	—	—
Oil-Dri Corporation
of America - Class A	105,847	—	—	105,847	68,801	—	1,966,637	1,577,768
					$120,891	$60,606	$18,305,303	$19,835,015

Intrepid Small Cap Fund
	Share			Share
	Balance			Balance at			Value at	Cost at
	at Oct. 1,			Sept. 30,	Dividend	Realized	Sept. 30,	Sept. 30,
Issuer Name	2010	Additions	Reductions	2011	Income	Gain/(Loss)	2011	2011
AMERISAFE, Inc.	371,312	392,014	(1,100)	762,226	$—	$(62)	$14,032,581	$13,571,294
Core-Mark Holding
Co., Inc. (a)	618,614	—	(157,105)	461,509	—	838,857	14,136,021	11,711,657
CSG Systems
International, Inc.	652,805	760,494	—	1,413,299	—	—	17,864,100	24,326,598
EPIQ Systems,
Inc. (a)	1,230,821	289,816	(697,843)	822,794	170,701	1,454,473	10,309,609	9,644,740
Midas, Inc. (a)	475,593	—	(475,593)	—	—	(31,257)	—	—
Oil-Dri Corporation
of America - Class A	272,997	—	—	272,997	177,448	—	5,072,284	4,074,433
					$348,149	$2,262,011	$61,414,595	$63,328,722

Intrepid All Cap Fund
	Share			Share
	Balance			Balance at			Value at	Cost at
	at Oct. 1,			Sept. 30,	Dividend	Realized	Sept. 30,	Sept. 30,
Issuer Name	2010	Additions	Reductions	2011	Income	Gain/(Loss)	2011	2011
CSG Systems
International, Inc.	9,800	66,550	(2,900)	73,450	$—	$ 23	$928,408	$1,295,490
EPIQ Systems,
Inc. (a)	45,500	14,265	(13,000)	46,765	6,398	32,432	585,966	556,068
					$6,398	$32,455	$1,514,374	$1,851,558

(a)	Security is no longer an affiliated company at September 30, 2011.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
SEPTEMBER 30, 2011

8.	FEDERAL INCOME TAX INFORMATION

The tax components of distributions paid during the fiscal periods ended September 30, 2011 and 2010 are as follows:

	September 30, 2011		September 30, 2010
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
Intrepid Capital Fund	$11,436,546	$1,342,018	$3,370,222	$—
Intrepid Small Cap Fund	27,543,308	11,592,367	16,350,377	169,972
Intrepid Income Fund	3,366,561	8,950	3,270,904	—
Intrepid All Cap Fund	1,567,653	236,014	108,967	3,075

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended September 30, 2011.

The Intrepid Income Fund utilized $281,402 in capital loss carryovers during the current fiscal year.

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended September 30, 2011, the following table shows the reclassifications made:

	Accumulated	Undistributed
	Net Realized	Net Investment
	Losses	Income
Intrepid Small Cap Fund	(3,293,393)	3,293,393
Intrepid Income Fund	(4,751)	4,751
Intrepid All Cap Fund	(109,327)	109,327

These reclassifications primarily relate to investment losses and currency adjustments.

As of September 30, 2011, the components of accumulated earnings (losses) for income tax purposes were as follows:

	Intrepid	Intrepid	Intrepid	Intrepid
	Capital Fund	Small Cap Fund	Income Fund	All Cap Fund
Cost of investments	$293,982,407	$632,082,235	$82,883,530	$40,256,321
Unrealized appreciation	8,893,323	22,565,271	1,112,392	1,013,827
Unrealized depreciation	(22,519,987)	(60,640,547)	(1,711,783)	(4,796,593)
Net unrealized depreciation	(13,626,664)	(38,075,276)	(599,391)	(3,782,766)
Undistributed ordinary income	13,604,673	34,320,418	460,736	843,519
Undistributed long-term capital gain	4,346,984	43,667,266	798,705	1,426,258
Distributable income	17,951,657	77,987,684	1,259,441	2,269,777
Other accumulated loss	(338,286)	(198,948)	—	—
Total accumulated gain/(loss)	$3,986,707	$39,713,460	$660,050	$(1,512,989)

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

At September 30, 2011, the Intrepid Capital Fund and the Intrepid Small Cap Fund had post-October currency losses of $338,286 and $198,948, respectively.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
SEPTEMBER 30, 2011

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end September 30, 2011, or for any other tax years which are open for exam. As of September 30, 2011, open tax years include the tax years ended September 30, 2008 through 2011. The Trust is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next year. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties, nor were any accrued as of September 30, 2011.

9.	LINE OF CREDIT

The Intrepid Capital Fund, Intrepid Small Cap Fund, Intrepid Income Fund, and Intrepid All Cap Fund each have a revolving unsecured credit facility in the amounts of $5,000,000, $10,000,000, $5,000,000, and $2,000,000, respectively, for temporary emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.  The lines of credit have a one year term and are reviewed annually by the Board of Trustees.  The current agreements run through October 15, 2011 and have been subsequently extended through October 31, 2012.  The interest rate as of September 30, 2011 was 3.25%.  During the fiscal year ended September 30, 2011, only the Intrepid Income Fund drew on its line of credit.  It borrowed $4,630,000 for a period of one day.  This resulted in $418 in interest expenses for the Fund.  This is included in Miscellaneous expenses in the Fund’s Statement of Operations.

10.	NEW TAX LAW

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law.  The Modernization Act is the first major piece of legislation affecting regulated investment companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs.  Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss.  Under preenactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests.  Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of paythrough income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.  The provisions related to the RIC Modernization Act for qualification testing are effective for the September 30, 2011 taxable year.  The effective date for changes in the treatment of capital losses is September 30, 2012 taxable year.

Intrepid Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Intrepid Capital Management Funds Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Intrepid Capital Management Funds Trust, comprising Intrepid Capital Fund, Intrepid Small Cap Fund, Intrepid Income Fund, and Intrepid All Cap Fund (collectively the “Funds”), as of September 30, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein.  These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian and brokers; where replies were not received form brokers, we performed other auditing procedures.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the Intrepid Capital Management Funds Trust as of September 30, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the respective periods indicated, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, Wisconsin

November 28, 2011

Intrepid Funds

ADDITIONAL INFORMATION
September 30, 2011 (Unaudited)

Disclosure Regarding Fund Trustees and Officers

# of
		Term of		Portfolios
		Office and		in Fund	Other
	Position(s)	Length		Complex	Director/
	Held with	of Time	Principal Occupation	Overseen	Trustee
Name, Age and Address	the Trust	Served	During Past Five Years	by Trustee	Positions
Independent Trustees

Roy F. Clarke, 71	Trustee	Indefinite	Retired dentist and private	4	None
c/o Intrepid Capital		Term	investor (2001-present).
Management Funds Trust		since
1400 Marsh Landing		November
Parkway, Suite 106		2004
Jacksonville Beach, FL 32250

Peter R. Osterman, 63	Trustee	Indefinite	Sr. Vice President and Chief	4	None
c/o Intrepid Capital		Term	Financial Officer, HosePower
Management Funds Trust		since	U.S.A. (2010-present); Chief
1400 Marsh Landing		November	Financial Officer, W&O Supply,
Parkway, Suite 106		2004	Inc. (2001-2010).
Jacksonville Beach, FL 32250
Ed Vandergriff, 62	Trustee	Indefinite	President, Development	4	None
c/o Intrepid Capital		Term	Catalysts (a real estate
Management Funds Trust		since	finance and development
1400 Marsh Landing		November	company) (2000-present).
Parkway, Suite 106		2004
Jacksonville Beach, FL 32250

Interested Trustees

Mark F. Travis, 49	Trustee,	Indefinite	President, Intrepid Capital	4	None
c/o Intrepid Capital	President	Term	Management Inc. (1995-
Management Funds Trust	and CCO	since	present); Chief Executive
1400 Marsh Landing		November	Officer, Intrepid Capital
Parkway, Suite 106		2004	Management Inc. (2003-
Jacksonville Beach, FL 32250			present).

Officers

Donald White, 50	Treasurer	Indefinite	Chief Financial Officer,	N/A	N/A
c/o Intrepid Capital	and	Term	Intrepid Capital Management
Management Funds Trust	Secretary	since	Inc. (2003-present).
1400 Marsh Landing		November
Parkway, Suite 106		2004
Jacksonville Beach, FL 32250

The Statement of Additional information includes additional information about the Fund’s Trustees and is available free of charge upon request by calling the Fund toll free at 1.866.996.3863.

Intrepid Funds

ADDITIONAL INFORMATION (continued)
SEPTEMBER 30, 2011 (Unaudited)

SHAREHOLDER NOTIFICATION OF FEDERAL TAX STATUS

The Intrepid Capital Fund, Intrepid Small Cap Fund, Intrepid Income Fund, and Intrepid All Cap Fund designate $1,342,018, $11,592,367, $8,950 and $236,014, respectively, of total distributions paid during the fiscal year ended September 30, 2011 as net capital gain distributions eligible for long-term capital gain rates for individual shareholders.

The Intrepid Capital Fund, Intrepid Small Cap Fund, Intrepid Income Fund and Intrepid All Cap Fund designate 16.47%, 19.28%, 0.16% and 17.77%, respectively, of their ordinary income distributions for the period ended September 30, 2011 as qualified dividend income under the Jobs & Growth Tax Relief Reconciliation Act of 2003.

For the period ended September 30, 2011, 13.70%, 18.20%, 0.16% and 18.30% of Intrepid Capital Fund, Intrepid Small Cap Fund, Intrepid Income Fund and Intrepid All Cap Fund dividends paid from net ordinary income, respectively, qualify for the dividends received deduction available to corporate shareholders.

The Intrepid Capital Fund, Intrepid Small Cap Fund, Intrepid Income Fund and Intrepid All Cap Fund designate 25.51%, 0.45%, 94.57% and 0.41%, respectively, of their ordinary income distributions for the fiscal year as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c).

The Intrepid Capital Fund, Intrepid Small Cap Fund, Intrepid Income Fund and Intrepid All Cap Fund designate 56.79%. 100%, 0% and 100%, respectively, of their ordinary income distributions as short-term capitalization distributions under Internal Revenue Code Section 871(k)(2)(c).

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS SCHEDULES

The Funds are required to file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Once filed, the Funds’ Form N-Q is available without charge, upon request on the SEC’s website (http://www.sec.gov) and may be available by calling 1.866.996.3863.  You may also obtain copies at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1.866.996.3863 and on the SEC’s website (http://www.sec.gov).

The Funds are required to file how they voted proxies related to portfolio securities during the most recent 12-month period ended June 30.  Once filed, the information is available without charge, upon request, by calling 1.866.996.3863 and on the SEC’s website (http://www.sec.gov).

PRIVACY POLICY
Intrepid Capital Management Funds Trust

We collect the following nonpublic personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

(This Page Intentionally Left Blank.)

Investment Adviser
Intrepid Capital Management Inc.
1400 Marsh Landing Parkway, Suite 106
Jacksonville Beach, FL 32250

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
555 East Wells Street
Milwaukee, WI 53202

Legal Counsel
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Administrator, Transfer Agent
and Dividend Disbursing Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Shareholder/Investor Information
1.866.996.3863
www.intrepidcapitalfunds.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

Incorporated by reference to the registrant’s December 5, 2008 N-CSR filing.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 09/30/2011	FYE 09/30/2010
Audit Fees	$89,600	$86,800
Audit-Related Fees	-	-
Tax Fees	$15,140	$14,700
All Other Fees	-	-

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 09/30/2011	FYE 09/30/2010
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 09/30/2011	FYE 09/30/2010
Registrant	$15,140	$14,700
Registrant’s Investment Adviser	$32,268	$27,440

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Incorporated by reference to the Registrant’s Form N-CSR filed December 5, 2008.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Intrepid Capital Management Funds Trust

By (Signature and Title)*    /s/ Mark F. Travis
Mark F. Travis, President

Date     12/5/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Mark F. Travis
Mark F. Travis, President

Date     12/5/11

By (Signature and Title)*    /s/ Donald C. Whilte
Donald C. White, Treasurer

Date     12/5/11

* Print the name and title of each signing officer under his or her signature.